Filed with the U.S. Securities and Exchange Commission on October 29, 2018

1933 Act Registration File No. 333-165633
1940 Act File No. 811-22397

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post‑Effective Amendment No. 21	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 23	☒
(Check appropriate box or boxes.)

IronBridge Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

One Parkview Plaza
Suite 700
Oakbrook Terrace, Illinois 60181
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:  (630) 684-8300

John G. Davis
One Parkview Plaza, Suite 700
 Oakbrook Terrace, Illinois 60181
(Name and Address of Agent for Service)

Copies to:
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
 Chicago, Illinois 60601
Attention: Arthur Don and Paul Morton

It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on October 30, 2018 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Fund Name	Ticker Symbol

IronBridge Small Cap Fund	IBSCX

IronBridge SMID Cap Fund	IBSMX

IronBridge Large Cap Fund	IBLCX

Advised by:
RMB Capital Management, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

October 30, 2018

TABLE OF CONTENTS

Table of Contents - Prospectus

IRONBRIDGE SMALL CAP FUND

Investment Objective.

The investment objective of the IronBridge Small Cap Fund (“Small Cap Fund”) is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed, if applicable)	NONE
Exchange Fee	NONE
Maximum Account Fee(1)	$15
(1) A service fee of $15 may be imposed for shares redeemed by wire.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.17%
Total Annual Fund Operating Expenses(1)	1.17%
Fee Waiver and/or Expense Reimbursement(2)	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%
(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”). For the fiscal year ended June 30, 2018, AFFE for the Fund was less than 0.01%.

(2)
RMB Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Small Cap Fund to the extent necessary to ensure that the Small Cap Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 1.10% of the Small Cap Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect until November 1, 2019, with successive renewal terms of one year thereafter unless terminated by IronBridge Funds, Inc. (the “Company”) or the Adviser prior to any such renewal.  Prior to November 1, 2019, the expense cap agreement can be terminated by the Company’s Board of Directors or shareholders.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the Small Cap Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or absorbed, provided that the Small Cap Fund is able to make the repayment without exceeding the lesser of the expense cap in effect at the time of the waiver or in effect at the time of the repayment.

Expense Example.

This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds.

Table of Contents - Prospectus

This Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
Small Cap Fund	$113	$366	$638	$1,415

Portfolio Turnover.

The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies.

The Small Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (plus borrowings for investment purposes) in equity securities of U.S. companies with small market capitalizations.  For this purpose, RMB Capital Management, LLC (the “Adviser”) defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization (determined at the time of investment) of any company in the Russell 2000® Index, which, as of September 30, 2018, was approximately $8.51 billion.  The Small Cap Fund may invest in unsponsored American Depositary Receipts and/or Global Depositary Receipts, and may, and currently does (as of the date of this Prospectus), invest a significant portion of its assets in financial services companies.

The Adviser actively manages the Small Cap Fund by applying an economic return framework, which measures the Small Cap Fund’s return on investment and adjusts for factors such as inflation or accounting treatments.  This is a valuation model that uses cash flow to determine a company’s value, rather than traditional accounting measures such as corporate performance, earnings and book value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Small Cap Fund invests primarily in growth and value-style equity securities.

The Adviser reduces positions or sells securities in the Small Cap Fund for a variety of reasons, such as when the securities reach their target price or when a position would exceed 5% of the Small Cap Fund’s net assets.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Small-to-Medium Capitalization Risk.  The Small Cap Fund invests primarily in small-capitalization stocks. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the Small Cap Fund’s securities at a time or at a price that would benefit the Fund.

Equity Securities Risk.  Equity securities, such as common stocks, are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guarantee that the Adviser will choose investments that increase in value.

Table of Contents - Prospectus

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

American Depositary Receipt (ADR) / Global Depositary Receipt (GDR) / European Depositary Receipts (“EDRs”) Risk.  ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs and EDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs, GDRs, and EDRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the Small Cap Fund.

Financial Services Risk.  Investing a significant portion of assets in the financial services sector may cause the Small Cap Fund to be more sensitive to the risks and concerns facing financial companies.

Performance.

The bar chart and table below show how the Small Cap Fund has performed in the past and provides some indication of the risks of investing in the Small Cap Fund.  The table shows how the performance of the Small Cap Fund has varied from year to year as compared with the returns of the Russell 2000® Index, a securities index that measures the performance of the small-cap segment of the U.S. equity universe. For periods prior to July 23, 2010, the performance shown is that of the Small Cap Fund’s predecessor, the Frontegra IronBridge Small Cap Fund (the “Predecessor Small Cap Fund”). The Predecessor Small Cap Fund commenced operations on August 30, 2002 and was reorganized into the Small Cap Fund on July 23, 2010. Upon reorganization, the Small Cap Fund assumed the financial and performance history of the Predecessor Small Cap Fund, which maintained the same fees and expenses as the Small Cap Fund. Keep in mind that past performance (before and after taxes) may not indicate how well the Small Cap Fund will perform in the future.  Updated performance information can be found on our website at www.ironbridgefunds.net or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns
Annual Total Returns for Small Cap Fund
for the years ended December 311

[1]	For the nine-month period ended September 30, 2018, the Small Cap Fund had a return of 14.49%.

During the periods shown above, the highest return for either the Small Cap Fund or the Predecessor Small Cap Fund for a calendar quarter was 21.90% (for the quarter ended June 30, 2009) and the lowest return for a calendar quarter for either was -25.45% (for the quarter ended December 31, 2008).

Table of Contents - Prospectus

Average Annual Total Returns
(for the periods ended December 31, 2017 )

Fund/Index	One Year	Five Years	Ten Years	Since Inception (August 30, 2002)
Small Cap Fund
Return Before Taxes	10.43%	11.73%	7.12%	10.73%
Return After Taxes on Distributions	5.70%	8.89%	5.50%	9.18%
Return After Taxes on Distributions and Sale of Fund Shares	9.70%	9.05%	5.58%	8.87%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%	10.80%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your Small Cap Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  RMB Capital Management, LLC.

Portfolio Managers.  The Small Cap Fund is jointly and primarily managed by Christopher C. Faber (portfolio manager since inception), Jeffrey B. Madden (portfolio manager since March 3, 2004) and Thomas W. Fanter (portfolio manager since November 1, 2011).

Purchase and Sale of Small Cap Fund Shares.

Investors may purchase or redeem Small Cap Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Small Cap Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments

Small Cap Fund	$100,000	$1,000

Tax Information.

The Small Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Small Cap Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Small Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Small Cap Fund and/or the Adviser may pay the intermediary for the sale of Small Cap Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Fund over another investment.  Ask your sales person or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus

IRONBRIDGE SMID CAP FUND

Investment Objective.

The investment objective of the IronBridge SMID Cap Fund (“SMID Cap Fund”) is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the SMID Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed, if applicable)	NONE
Exchange Fee	NONE
Maximum Account Fee(1)	$15
(1) A service fee of $15 may be imposed for shares redeemed by wire.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	0.15%
Total Annual Fund Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement(1)	-0.05%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.95%

(1)
RMB Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the SMID Cap Fund to the extent necessary to ensure that the SMID Cap Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 0.95% of the SMID Cap Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect until November 1, 2019, with successive renewal terms of one year thereafter unless terminated by IronBridge Funds, Inc. (the “Company”) or the Adviser prior to any such renewal.  Prior to November 1, 2019, the expense cap agreement can be terminated by the Company’s Board of Directors or shareholders.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the SMID Cap Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or absorbed, provided that the SMID Cap Fund is able to make the repayment without exceeding the lesser of the expense cap in effect at the time of the waiver or in effect at the time of the repayment.

Expense Example.

This Example is intended to help you compare the cost of investing in the SMID Cap Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the SMID Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the SMID Cap Fund’s operating expenses remain the same (taking into account the expense cap for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Table of Contents - Prospectus

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
SMID Cap Fund	$97	$313	$548	$1,220

Portfolio Turnover.

The SMID Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the SMID Cap Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies.

The SMID Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies with small-to-medium market capitalizations.  For this purpose, the Adviser defines a small-to-medium capitalization company as a company that has a market capitalization of between $100 million and $10 billion, which definition is applied at the time of purchase.  The SMID Cap Fund may invest in unsponsored American Depositary Receipts and/or Global Depositary Receipts, and may invest a significant portion of its assets in financial services companies.

The Adviser actively manages the SMID Cap Fund by applying an economic return framework, which measures the SMID Cap Fund’s return on investment and adjusts for factors such as inflation or accounting treatments.  This is a valuation model that uses cash flow to determine a company’s value, rather than traditional accounting measures such as corporate performance, earnings and book value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the SMID Cap Fund invests primarily in growth and value-style equity securities.

The Adviser reduces positions or sells securities in the SMID Cap Fund for a variety of reasons, such as when the securities reach their target price or when a position would exceed 5% of the SMID Cap Fund’s net assets.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Small-to-Medium Capitalization Risks.  Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the SMID Cap Fund’s securities at a time or at a price that would benefit the Fund.

Equity Securities Risk.  Equity securities, such as common stocks, are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guarantee that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

Table of Contents - Prospectus

American Depositary Receipt (ADR) / Global Depositary Receipt (GDR) / European Depositary Receipts (“EDRs”) Risk.  ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs and EDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs, GDRs, and EDRs may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the SMID Cap Fund.

Financial Services Risk.  Investing a significant portion of assets in the financial services sector may cause the SMID Cap Fund to be more sensitive to the risks and concerns facing financial companies.

Performance.

The bar chart and table below show how the SMID Cap Fund has performed in the past and provides some indication of the risks of investing in the SMID Cap Fund.  The table shows how the performance of the SMID Cap Fund has varied from year to year as compared with the performance of the Russell 2500® Index, a securities index that measures the performance of the small-to-medium capitalization segment of the U.S. equity universe. For periods prior to July 23, 2010, the performance shown is that of the SMID Cap Fund’s predecessor, the Frontegra IronBridge SMID Cap Fund (the “Predecessor SMID Fund”) which commenced operations on December 31, 2004 and was reorganized into the SMID Cap Fund on July 23, 2010. Upon reorganization, the SMID Cap Fund assumed the financial and performance history of the Predecessor SMID Fund’s Institutional Class shares, which maintained the same fees and expenses as the SMID Cap Fund. Keep in mind that past performance (before and after taxes) may not indicate how well the SMID Cap Fund will perform in the future.  Updated performance information can be found on our website at www.ironbridgefunds.net or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns
Annual Total Returns for SMID Cap Fund
for the years ended December 311

[1]	For the nine-month period ended September 30, 2018, the SMID Cap Fund had a return of 14.79%.

During the periods shown above, the highest return for either the SMID Cap Fund or the Predecessor SMID Fund for a calendar quarter was 18.39% (for the quarter ended June 30, 2009) and the lowest return for a calendar quarter for either was -24.46% (for the quarter ended December 31, 2008).

Table of Contents - Prospectus

Average Annual Total Returns
(for the periods ended December 31, 2017 )

Fund/Index	One Year	Five Years	Ten Years	Since Inception (December 31, 2004)
SMID Cap Fund
Return Before Taxes	13.66%	11.50%	7.11%	7.66%
Return After Taxes on Distributions	10.00%	8.31%	5.44%	6.18%
Return After Taxes on Distributions and Sale of Fund Shares	10.59%	8.78%	5.56%	6.12%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	16.81%	14.33%	9.22%	9.03%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your SMID Cap Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  RMB Capital Management, LLC.

Portfolio Managers.  The SMID Cap Fund is jointly and primarily managed by Christopher C. Faber (portfolio manager since inception), Jeffrey B. Madden (portfolio manager since inception) and Thomas W. Fanter (portfolio manager since November 1, 2011).

Purchase and Sale of SMID Cap Fund Shares.

Investors may purchase or redeem SMID Cap Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the SMID Cap Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments

SMID Cap Fund	$100,000	$1,000

Tax Information.

The SMID Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your SMID Cap Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase SMID Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank), the SMID Cap Fund and/or the Adviser may pay the intermediary for the sale of SMID Cap Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the SMID Cap Fund over another investment.  Ask your sales person or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus

IRONBRIDGE LARGE CAP FUND

Investment Objective.

The investment objective of the IronBridge Large Cap Fund (“Large Cap Fund”) is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed, if applicable)	NONE
Exchange Fee	NONE
Maximum Account Fee(1)	$15
(1) A service fee of $15 may be imposed for shares redeemed by wire.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (12b-1) Fees	NONE
Other Expenses	0.45%
Total Annual Fund Operating Expenses(1)	1.10%
Fee Waiver and/or Expense Reimbursement(2)	-0.29%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.81%
(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”). For the fiscal year ended June 30, 2018, AFFE for the Fund was less than 0.01%

(2)
RMB Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Large Cap Fund to the extent necessary to ensure that the Large Cap Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 0.80% of the Large Cap Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect until November 1, 2019, with successive renewal terms of one year thereafter unless terminated by IronBridge Funds, Inc. (the “Company”) or the Adviser prior to any such renewal.  Prior to November 1, 2019, the expense cap agreement can be terminated by the Company’s Board of Directors or shareholders.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the Large Cap Fund of a portion or all of such amounts at any time within three years from the fiscal year on which such amounts were waived or absorbed, provided that the Large Cap Fund is able to make the repayment without exceeding the lesser of the expense cap in effect at the time of the waiver or in effect at the time of the repayment.

Table of Contents - Prospectus

Expense Example.

This Example is intended to help you compare the cost of investing in the Large Cap Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Large Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Large Cap Fund’s operating expenses remain the same (taking into account the expense cap for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
Large Cap Fund	$83	$321	$578	$1,314

Portfolio Turnover.

The Large Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the Large Cap Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies.

The Large Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies with large market capitalizations.  For this purpose, the Adviser defines a large capitalization company as any company with a market capitalization in excess of $5 billion, which definition is applied at the time of purchase.  The Large Cap Fund may invest in unsponsored American Depositary Receipts and/or Global Depositary Receipts.

The Adviser actively manages the Large Cap Fund by applying an economic return framework, which measures the Large Cap Fund’s return on investment and adjusts for factors such as inflation or accounting treatments.  This is a valuation model that uses cash flow to determine a company’s value, rather than traditional accounting measures such as corporate performance, earnings and book value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Large Cap Fund invests primarily in growth and value-style equity securities. From time to time, the Large Cap Fund may invest more than 25% of its assets in any market sector.  As of June 30, 2018, the Large Cap Fund invested 26.0% in the Information Technology sector.

The Adviser reduces positions or sells securities in the Large Cap Fund for a variety of reasons, such as when the securities reach their target.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the Large Cap Fund’s securities at a time or at a price that would benefit the Fund.

Equity Securities Risk.  Equity securities, such as common stocks, are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guarantee that the Adviser will choose investments that increase in value.

Table of Contents - Prospectus

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins.

American Depositary Receipt (ADR) / Global Depositary Receipt (GDR)  / European Depositary Receipts (“EDRs”) Risk.  ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs and EDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs, GDRs, and EDRs may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the Large Cap Fund.

Performance.  The bar chart and table below show how the Large Cap Fund has performed in the past and provides some indication of the risks of investing in the Large Cap Fund.  The table shows how the performance of the Large Cap Fund has varied from year to year as compared with the performance of the Russell 1000® Index, a securities index that measures the performance of the large-cap segment of the U.S. equity universe.  Keep in mind that past performance (before and after taxes) may not indicate how well the Large Cap Fund will perform in the future.  Updated performance information can be found on our website at www.ironbridgefunds.net or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns
Annual Total Returns for Large Cap Fund
for the years ended December 311

[1]	For the nine-month period ended September 30, 2018, the Large Cap Fund had a return of 11.08%.

During the periods shown above, the highest return for the Large Cap Fund for a calendar quarter was 8.71% (for the quarter ended December 31, 2013) and the lowest return for a calendar quarter was -5.47% (for the quarter ended September 30, 2015).

Table of Contents - Prospectus

Average Annual Total Returns
(for the periods ended December 31, 2017 )

Fund/Index	One Year	Five Years	Since Inception (March 30, 2012)
Large Cap Fund
Return Before Taxes	18.53%	13.71%	12.27%
Return After Taxes on Distributions	16.83%	12.26%	10.95%
Return After Taxes on Distributions and Sale of Fund Shares	11.82%	10.75%	9.64%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	14.12%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your Large Cap Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  RMB Capital Management, LLC.

Portfolio Managers.  The Large Cap Fund is jointly and primarily managed by Paul Murphy (portfolio manager since inception) and Todd Griesbach (portfolio manager since November 2018).

Purchase and Sale of Large Cap Fund Shares.

Investors may purchase or redeem Large Cap Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Large Cap Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments

Large Cap Fund	$100,000	$1,000

Tax Information.

The Large Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Large Cap Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Large Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Large Cap Fund and/or the Adviser may pay the intermediary for the sale of Large Cap Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Large Cap Fund over another investment.  Ask your sales person or visit your financial intermediary’s website for more information.
Table of Contents - Prospectus

IRONBRIDGE FUNDS

This Prospectus contains important information about the Small Cap Fund, SMID Cap Fund and Large Cap Fund (collectively, the “Funds”), each of which is a series of IronBridge Funds, Inc. (the “Company”). Please read it carefully before investing and keep it for future reference.

No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Company, RMB Capital Management, LLC (the “Adviser”) or the Funds’ distributor (Quasar Distributors, LLC, the “Distributor”).

This Prospectus does not constitute an offer by the Company or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Company or the Funds to make such an offer.

Investment Objectives, Principal Investment Strategies, Related Risks and Portfolio Holdings

SMALL CAP FUND

Investment Objective - Capital Appreciation

Principal Investment Strategy - The Small Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  For this purpose, the Adviser defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization (determined at the time of investment) of any company in the Russell 2000® Index.

SMID CAP FUND

Investment Objective - Capital Appreciation

Principal Investment Strategy - The SMID Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies with small-to-medium market capitalizations.  For this purpose, the Adviser defines a small-to-medium capitalization company as a company that has a market capitalization of between $100 million and $10 billion, which definition is applied at the time of purchase.

LARGE CAP FUND

Investment Objective - Capital Appreciation

Principal Investment Strategy - The Large Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies with large market capitalizations.  For this purpose, the Adviser defines a large capitalization company as any company with a market capitalization in excess of $5 billion, determined at the time of investment.

Additional Information Concerning Investment Objectives and
 Principal Investment Strategies

The investment objectives of the Funds may not be changed without a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a particular Fund.  Each Fund is diversified.

The Adviser actively manages the Small Cap Fund, SMID Cap Fund and Large Cap Fund by applying an economic return framework.  This is a valuation model that uses cash flow to determine a company’s value, rather than traditional accounting measures such as corporate performance, earnings and book value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Small Cap Fund, SMID Cap Fund and Large Cap Fund invest in primarily growth and value-style equity securities.

Table of Contents - Prospectus

The IronBridge Methodology.

All of the Funds are managed by the Adviser in accordance with the IronBridge Methodology.  The IronBridge Methodology is a phased approach to the application of the economic return framework.  This framework focuses on valuations of issuers based on cash flow as the determining factor in an issuer’s intrinsic worth, rather than corporate performance, earnings or book value.

Small Cap Fund.  The first phase in the decision-making process involves screening a broad equity universe of approximately 3,500 small market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, the Adviser narrows the list and evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential “buy” list of 200 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments.  The Adviser typically constructs the Small Cap Fund’s portfolio of the approximately 50 to 100 holdings that result from this process, with close attention paid to the Russell 2000® Index sector weightings, which may result in a significant portion of the Small Cap Fund’s  assets being invested in particular sectors, such as the financial services sector.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in economic return trend, or when a position reaches 5% of the Small Cap Fund’s net assets.

SMID Cap Fund. The first phase in the decision-making process involves screening a broad equity universe of approximately 3,000 small-to-medium market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, the Adviser narrows the list and evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential “buy” list of 200 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments.  The Adviser typically constructs the SMID Cap Fund’s portfolio of the approximately 40 to 80 holdings that result from this process, with close attention paid to the Russell 2500® Index sector weightings, which may result in a significant portion of the SMID Cap Fund’s  assets being invested in particular sectors, such as the financial services sector.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in economic return trend, or when a position reaches 5% of the SMID Cap Fund’s net assets.

Large Cap Fund. The first phase in the decision-making process involves screening a broad equity universe of approximately 1,000 large market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness, sales momentum and dividend growth.  From there, the Adviser narrows the list and evaluates approximately 300 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential “buy” list of 150 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments.  The Adviser typically constructs the Large Cap Fund’s portfolio of the approximately 20 to 40 holdings that result from this process, with attention paid to the Russell 1000® Index sector weightings.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in the cash flow return on investment trend, or when a position reaches 5% of the Large Cap Fund’s net assets.

Additional Information on Principal Risks of Investing in the Funds

The principal risks associated with investing in the Funds are described below and in the Fund Summaries at the front of this Prospectus.

Table of Contents - Prospectus

	Small Cap Fund	SMID Cap Fund	Large Cap Fund
Market Risk	X	X	X
Stock Selection Risk	X	X	X
Liquidity Risk	X	X	X
Equity Securities Risk	X	X	X
Management Risk	X	X	X
Growth Investing Risk	X	X	X
Value Investing Risk	X	X	X
ADR / GDR Risk	X	X	X
Loss of Money Risk	X	X	X
Small-to-Medium Capitalization Risk	X	X
Financial Services Risk	X	X
Technology Sector Risk			X

Market Risk.  The value of the stock market, as a whole, may increase or decline over time. The Funds’ investments are subject to the risk of market decline, which may cause the value of the Funds’ investments to fluctuate as well.  If the value of the Funds’ investments go down, you may lose money.  The share prices of the Funds are expected to fluctuate.  Your shares, at the time of redemption, may be worth more or less than your initial investment.

Stock Selection Risk.  The stocks selected for the Funds may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. Certain securities may be difficult or impossible to sell, for a number of reasons, at the time and price that the Adviser would like to sell them.  The Adviser may have to lower the asking price, sell other securities instead of the securities it sought to sell, or forego an investment opportunity, any of which could have a negative effect on the Funds’ management or performance.

Equity Securities Risk.  The Funds invest primarily in equity securities, such as common stocks.  Common stocks generally increase or decrease in value based on the earnings of the issuer and in reaction to general industry and market conditions.  A Fund that invests a significant amount of its assets in equity securities is likely to have greater fluctuations in share price than a Fund that invests a significant portion of its assets in fixed income securities.

Management Risk.  The Funds are actively managed by the Adviser using an economic return framework or a similar valuation process, as applied through the IronBridge Methodology.  There is no guarantee that this valuation process or implementation methodology, or any other investment techniques used by the Adviser, will accurately estimate the market’s view on the value of a particular company or produce the desired results.

Growth Investing Risk. The Funds invest in growth-style stocks.  Investors often expect growth companies to increase their earnings at a certain rate.  Failures by such companies to meet these expectations may result in sharp declines in the prices of these stocks, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  This may result in a decline in the value of the Funds’ investments.

Value Investing Risk.  The Funds invest in value-style stocks.  Value-style stocks are those that the Adviser believes will increase in value, pay dividends or are undervalued at the time of purchase.  Value-style stocks may never increase in price or pay dividends as anticipated by the Adviser, or may decline if the market fails to recognize the company’s intrinsic value, if the factors that the Adviser believes will increase the price do not occur or if a stock is appropriately priced.

Loss of Money Risk.  None of the Funds are money market funds and none of the funds are insured against loss.  As a result, loss of money is a risk of investing in the Funds.

Table of Contents - Prospectus

Small-to-Medium Capitalization Risk.  The Small Cap Fund invests primarily in small-capitalization stocks and the SMID Cap Fund invests primarily in small-to-medium capitalization stocks.  Securities of companies with small-to-medium market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller-to-medium sized companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller-to-medium sized companies may be subject to greater and more abrupt price fluctuations.  In addition, smaller-to-medium companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs).  The Funds may invest in U.S. dollar denominated ADRs of foreign companies or in U.S. dollar or foreign currency denominated GDRs and EDRs of foreign companies.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities, whereas GDRs and EDRs are bank receipts issued in more than one country evidencing ownership of the underlying foreign securities.  The risks of ADRs, GDRs, and EDRs include many of the risks associated with investing directly in foreign securities such as those listed below.

Financial Services Risk. The financial services sector consists of several different industries that behave differently in different economic and market environments including for example: banking, insurance, and securities brokerage houses. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Risks of investing in the financial services sector include: (i) Systemic risk: factors outside the control of a particular financial institution – like the failure of another, significant financial institution or material disruptions to the credit markets – may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) Changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) Non-diversified loan portfolios: financial services companies whose securities the Funds may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect the industry in which they are concentrated; (v) Credit: financial services companies may have exposure to investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (vi) Competition: the financial services sector has become increasingly competitive.

Technology Sector Risk. The technology sector historically has been more volatile than other sectors of the market, primarily due to market saturation, price competition, lack of acceptance of new equipment, products, or services by customers, and rapid product obsolescence.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies, including information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology sector, including information technology companies, are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector, may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for technology companies, including information technology companies, in foreign markets.

Portfolio Holdings Disclosure

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (the “SAI”).  A full schedule of portfolio holdings for each Fund current as of a quarter-end is available on the Funds’ website at ironbridgefunds.com approximately 15 calendar days after each quarter.

Table of Contents - Prospectus

Investment Management

Adviser.   Each of the Funds is managed by RMB Capital Management, LLC, a Delaware limited liability company.  The Adviser is located at 115 South LaSalle, 34th Floor, Chicago, Illinois 60603.  The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission. The Adviser, founded in 2005, is an independent diversified financial services firm with approximately $10.5 billion in assets under management, as of September 30, 2018, that provides advisory and investment services to individuals, institutions, and employers, utilizing both internally and externally managed investment products.

The Adviser is a wholly-owned subsidiary of RMB Capital Holdings LLC. The Adviser commenced service as the investment adviser to the Funds effective June 24, 2017. Management fees paid by each Fund to the Adviser, and the expense limits agreed to by the Adviser (discussed below), did not change from those of the Fund’s former investment adviser as a result of RMB being approved.

The Adviser provides continuous advice and recommendations concerning each Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  The Adviser’s compensation for providing investment advisory services to the Funds is based upon each Fund’s average daily net assets at the following rates:

Fund	Advisory Fee	Advisory Fee After Application of Fee Waiver and Expense Reimbursement For the Fiscal Year Ended June 30, 2018
Small Cap Fund	1.00%	0.94%
SMID Cap Fund	0.85%	0.80%
Large Cap Fund	0.65%	0.36%

Fee Waiver and Expense Reimbursement Arrangements.  The Adviser has contractually agreed to reduce its compensation due from and/or assume expenses of all of the Funds to the extent necessary to ensure that each Fund’s operating expenses (excluding taxes, interest, brokerage commissions and expenses incurred in connection with investing in other investment companies, called “acquired fund fees and expenses” or “AFFE”, if any, and other extraordinary expenses) do not exceed the threshold amounts applicable to each Fund.  The “Annual Fund Operating Expenses” table in the Summary Prospectuses of each of the SMID Fund and Large Cap Fund, and the footnotes thereto, provide the respective threshold amount for each of those Funds, reflect this contractual agreement with respect to each of those Funds and provide other information regarding this contractual agreement. However, the contractual agreement with respect to the Small Cap Fund was not reflected in that Fund’s Summary Prospectus because that Fund’s operating expenses (excluding AFFE) were below the threshold amount (1.10% of the Small Cap Fund’s average net assets).  The fee waiver and expense reimbursement agreement with respect to each Fund is in effect until November 1, 2019, with successive renewal terms of one year thereafter unless terminated by the Company or the Adviser prior to any such renewal.  Prior to the date above, the fee waiver and expense reimbursement agreement with respect to each Fund can be terminated by the Company’s Board of Directors (the “Board of Directors”) or shareholders.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap with respect to a Fund, the Adviser may seek repayment by the applicable Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or absorbed,  provided that the Fund is able to make the repayment without exceeding the lesser of the expense cap in effect at the time of the waiver or in effect at the time of the repayment.

A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement with the Adviser is included in the Funds’ annual report for the period ended June 30, 2018.

Portfolio Managers.  The portfolio of each of the Small Cap Fund and SMID Cap Fund is jointly and primarily managed by Christopher  C. Faber, Jeffrey B. Madden and Thomas W. Fanter.  Mr. Faber has been a portfolio manager of the Adviser since 2017. Prior to that, Mr. Faber was the President and a portfolio manager of IronBridge Capital Management, L.P. (“IronBridge”)  from 1999 to 2017 (IronBridge was the Adviser to the Funds prior to June 24, 2017).  Mr. Faber was a founding partner of HOLT Value Associates, L.P., the former parent company of IronBridge, from May 1986 to April 1999.  Mr. Madden has been a portfolio manager of the Adviser since 2017, and was a portfolio manager of IronBridge from 2000 to 2017.  Mr. Madden was a consultant with Accenture from 1998 to 2000.  Mr. Fanter has been a portfolio manager and senior equity analyst of the Adviser since 2017. Mr. Fanter previously worked for IronBridge, beginning in 2004 as an equity analyst.  Mr. Fanter holds a B.S. in Industrial Engineering and Management Sciences from Northwestern University, and an M.B.A. from Northwestern’s Kellogg School of Management with concentrations in Accounting and Finance. Messrs. Faber, Madden and Fanter review and approve the analysts’ recommendations and make the final buy and sell decisions for each of the Small Cap Fund and SMID Cap Fund.

Table of Contents - Prospectus

The Large Cap Fund is jointly and primarily managed by Paul Murphy and Todd Griesbach.  Mr. Murphy has been a portfolio manager of the Adviser since 2017. Previously, Mr. Murpy was a portfolio manager of IronBridge from 2005 to 2017. From 1997 to 2005, Mr. Murphy worked for Credit Suisse analyzing portfolios, providing buy/sell recommendations and educating clients. He has earned the right to use the Chartered Financial Analyst designation.  Mr. Griesbach has been a senior vice president and portfolio manager with the Adviser since 2011.

The SAI provides additional information about the Funds’ portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Shareholder Information

How to Purchase Shares.  Shares of the Funds are sold on a continuous basis at net asset value (“NAV”).  Each Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of a Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be a Fund’s NAV next determined after the Fund receives your request in “good order” (described below).

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•	the name of the applicable Fund;
•	the class of shares to be purchased;
•	the dollar amount of shares to be purchased;
•	your account application or investment stub; and
•	a check payable to IronBridge Funds, Inc. or a wire transfer received by the applicable Fund.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Minimum Initial and Subsequent Investments.  All of the Funds’ shares are subject to certain minimum initial and subsequent investment restrictions, which restrictions are disclosed in each Fund’s summary prospectus.  The investment minimums are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Funds’ or the Adviser’s discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  Further, these amounts may be waived or reduced by the Adviser, in its discretion, provided that any such waiver must be consistent with the Company’s policies and procedures.

The Funds reserve the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Mail and Wire Transfer Information.  Investments may be made by mail or wire.

You may purchase shares of the Funds by completing an application and mailing it along with a check payable to “IronBridge Funds, Inc.” to:  IronBridge Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use IronBridge Funds, Inc., c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by a Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, the Adviser will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Funds are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Table of Contents - Prospectus

Alternatively, you may place an order to purchase shares of the Funds through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by the Distributor to sell shares of the Funds (collectively, “Financial Intermediaries”), who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary, or its authorized designee, receives the request in good order.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Funds.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Funds, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-877-861-7714 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time a Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Funds have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of a Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 calendar days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Table of Contents - Prospectus

Initial Investment by Wire.  In addition, you may purchase shares of the Funds by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank N.A. 777 East Wisconsin Avenue Milwaukee, WI 53202 ABA #: 075000022

Credit:	U.S. Bancorp Fund Services, LLC Account #: 112-952-137

Further credit:	IronBridge Funds, Inc. Your name and account number

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.

Investing by Telephone.  If your account has been open for 15 days, and you accepted Telephone Options on the Account Application, you may purchase additional shares by calling the Funds toll free at 877-861-7714. You must also have submitted a voided check to have banking information established on your account. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $1,000. If your order is received by the Transfer Agent prior to the close of the NYSE (generally 4:00 p.m., Eastern Time), shares will be purchased in your account at the applicable price determined on the day your order is placed.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “IronBridge Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after a Fund receives your request in good order.  Once your redemption request is received in good order, the Fund normally will mail or send your redemption proceeds to the bank you indicated the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by a Fund which, in some cases, may be received (and therefore paid) later than seven calendar days after receipt of a redemption request.  Also, the Funds may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 calendar days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in a Fund please furnish a written, unconditional request to: IronBridge Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use IronBridge Funds, Inc., c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Table of Contents - Prospectus

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  If you hold your shares through an IRA, you may redeem shares by telephone.  IRA investors will be asked whether or not to withhold taxes from any distribution.

Telephone Redemption.  If you accepted telephone options on your Account Application, you may redeem shares, by instructing the Funds by phone at 877-861-7714. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 30 calendar days before the redemption request.

When placing telephone transactions, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed previously in the “How to Purchase Shares” section.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. The Funds are not responsible for delays due to communications or transmission outages.

Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

• that you correctly state your Fund account number;

• the name in which your account is registered; or

• the Social Security or taxpayer identification number under which the account is registered.

Purchases In Kind.  Shares of each Fund may be purchased “in kind,” subject to the approval of the Adviser and its determination that the securities are acceptable investments for a Fund and that they have a value that is readily ascertainable in accordance with a Fund’s valuation policies.  In an in kind purchase, investors transfer securities to a Fund in exchange for Fund shares.  Securities accepted by a Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of a Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of a Fund.

The Funds typically expect that a fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds reserve the right to redeem in-kind as described below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. The Funds have in place a line of credit that may be used to meet redemption requests during stressed market conditions.

Redemptions In Kind.  Each Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash and bear any market risks associated with such securities until they are converted into cash. In-kind redemptions do not have to constitute a cross-section of a Fund’s portfolio. A redemption in kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Table of Contents - Prospectus

Signature Guarantees.  Signature guarantees, from either a Medallion program member or a non-Medallion program member, are required in the following circumstances:

•	for redemption proceeds payable or sent to any person, address or bank account not on record;

•	for requests to wire redemption proceeds (if not previously authorized on the account);

•	for redemption requests submitted within 30 calendar days of an address change;

•	when changing account ownership;

•	in other situations deemed necessary by the Transfer Agent or the Funds to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Non-financial transactions, including, but not limited to, establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Account Termination.  Your account may be terminated by a Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  Market timing activity, which involves short-term trading into and out of a Fund, may harm a Fund’s performance by disrupting investment strategies, increasing brokerage, administrative and other Fund expenses, decreasing tax efficiency and/or diluting the value of Fund shares held by long-term shareholders.  The Board of Directors of the Funds has approved policies that seek to detect and discourage market timing activity in the Funds (the “Market Timing Policy”).  The Funds or the Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders.

Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Adviser’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  The Market Timing Policy generally does not allow for frequent purchases and redemptions of Fund shares by shareholders. In addition, the Funds reserve the right to reject any purchase, including an exchange, that could adversely affect a Fund or its operations.  The Funds, the Adviser and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•	regular reports to the Board of Directors by the Funds’ Chief Compliance Officer regarding any unusual trading activity.

The Adviser and the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable the Adviser and the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Funds may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Funds’ policy, when the Funds believe that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds.  If inappropriate trading is detected in an omnibus account, the Funds may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Funds’ or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Table of Contents - Prospectus

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to a Fund. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-877-861-7714 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Householding.  In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-861-7714 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Distribution Arrangements

Shares of the Funds may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Funds.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In some circumstances, the Funds may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Funds would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Funds.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to a Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Funds with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of a Fund held by the Financial Intermediaries or other factors agreed to by the parties.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

Table of Contents - Prospectus

Exchange Privilege

You may exchange all or a portion of your investment from one Fund to another series of the Company at any time by written request or by telephone if you meet the minimum investment requirements for the Fund into which you would like to exchange.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in good order.  An exchange from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  Exchange requests should be directed to: IronBridge Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use IronBridge Funds, Inc., c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage a Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

Valuation of Fund Shares

Shares of a Fund are sold at their NAV.  The NAV for a Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Funds do not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the Funds receive your transaction request in good order.

In determining a Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by the Adviser in good faith and in accordance with procedures approved by the Funds’ Board of Directors.  Consequently, the price of a security used by a Fund to calculate its NAV may differ from the quoted or published price for the same security.  A Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

A Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that a Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Board of Directors may rely on the recommendations of a fair value pricing service it has retained to assist in valuing foreign securities.  The fair value pricing service may employ quantitative models in determining fair value.

Portfolio Holdings Disclosure Policy

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

Distributions and Federal Income Tax Treatment

As with any investment, you should consider how your investment in a Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.  This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you, and is only a summary based on relevant laws effective as of the date of this Prospectus.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.  Additionally, please see the Funds’ Statement of Additional Information for more information about taxes.

Table of Contents - Prospectus

Taxes on Distributions.  Each Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  As of the date of this Prospectus, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 20%. In addition to the foregoing, distributions from your account may be subject to additional taxes, such as the Medicare contribution tax, depending upon your financial situation.

If a Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  Each Fund expects that, because of its respective investment objective, its distributions will consist primarily of capital gains.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by telephone by calling 1‑877‑861‑7714 or writing to:  IronBridge Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use IronBridge Funds, Inc., c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish a Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 24% for U.S. residents.

Table of Contents - Prospectus

Financial Highlights
The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the respective Fund (assuming reinvestment of all dividends and distributions, if any).  This information has been audited by Ernst & Young, LLP, whose report is included in the Funds’ Annual Report for the period ended June 30, 2018, which is available upon request.

IRONBRIDGE SMALL CAP FUND For a capital share outstanding throughout the year
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Year	$19.33	$17.91	$19.97	$22.96	$19.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.03	0.03	—	0.00(1)
Net realized and unrealized gain (loss) on investments	3.00	2.09	(0.49)	1.33	4.18
Total Income (Loss) from Investment Operations	3.08	2.12	(0.46)	1.33	4.18
LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.04)	(0.01)	—	(0.02)
From net realized gain on investments	(3.56)	(0.66)	(1.59)	(4.32)	(0.92)
Total Distributions	(3.65)	(0.70)	(1.60)	(4.32)	(0.94)
Net Asset Value, End of Year	$18.76	$19.33	$17.91	$19.97	$22.96

Total Return	17.88%	11.90%	(1.94)%	7.14%	21.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$147,844	$295,401	$422,127	$443,004	$476,639
Ratio of expenses to average net assets
Before waivers and reimbursements	1.16%	1.10%	1.09%	1.09%	1.09%
Net of waivers and reimbursements	1.10%	1.10%	1.09%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.47%	0.15%	0.19%	(0.04%)	(0.02%)
Net of waivers and reimbursements	0.53%	0.15%	0.19%	(0.04%)	(0.02%)
Portfolio turnover rate	20%	32%	31%	31%	31%
____________

(1)	Less than one cent per share.

Table of Contents - Prospectus

IRONBRIDGE SMID CAP FUND For a capital share outstanding throughout the year
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Year	$12.12	$12.93	$13.61	$16.31	$14.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07	0.02	0.02	0.01	0.02
Net realized and unrealized gain (loss) on investments	1.94	1.33	0.08	0.33	2.99
Total Income (Loss) from Investment Operations	2.01	1.35	0.10	0.34	3.01
LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.03)	—	(0.01)	(0.03)
From net realized gain on investments	(1.61)	(2.13)	(0.78)	(3.03)	(0.79)
Total Distributions	(1.68)	(2.16)	(0.78)	(3.04)	(0.82)
Net Asset Value, End of Year	$12.45	$12.12	$12.93	$13.61	$16.31

Total Return	18.20%	11.28%	1.07%	3.34%	21.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$193,538	$310,879	$394,652	$725,952	$877,458
Ratio of expenses to average net assets
Before waivers and reimbursements	1.00%	0.96%	0.99%	0.96%	0.94%
Net of waivers and reimbursements	0.95%	0.95%	0.95%	0.95%	0.94%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.53%	0.11%	0.07%	0.04%	0.10%
Net of waivers and reimbursements	0.58%	0.12%	0.11%	0.05%	0.10%
Portfolio turnover rate	14%	34%	31%	37%	56%

Table of Contents - Prospectus

IRONBRIDGE LARGE CAP FUND For a capital share outstanding throughout the year
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Year	$14.06	$12.71	$12.79	$13.18	$11.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	0.11	0.10	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.66	1.59	0.43	0.70	2.51
Total Income (Loss) from Investment Operations	1.81	1.70	0.53	0.79	2.59
LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.10)	(0.09)	(0.08)	(0.08)
From net realized gain on investments	(0.76)	(0.25)	(0.52)	(1.10)	(0.42)
Total Distributions	(0.89)	(0.35)	(0.61)	(1.18)	(0.50)
Net Asset Value, End of Year	$14.98	$14.06	$12.71	$12.79	$13.18

Total Return	13.34%	13.58%	4.38%	6.40%	23.87%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$32,758	$36,539	$27,800	$26,207	$24,601
Ratio of expenses to average net assets
Before waivers and reimbursements	1.09%	1.11%	1.18%	1.18%	1.26%
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.68%	0.55%	0.42%	0.29%	0.17%
Net of waivers and reimbursements	0.97%	0.86%	0.80%	0.67%	0.63%
Portfolio turnover rate	58%	26%	24%	27%	41%

Table of Contents - Prospectus

Other Information

DIRECTORS:	OFFICERS:	TRANSFER AGENT:
Walter H. Clark	Walter H. Clark	U.S. Bank Global Fund Services
James W. Haugh	Maher Harb	for overnight deliveries, use:
James M. Snyder	John G. Davis	IronBridge Funds, Inc.
Margaret M. Eisen	Frank A. Passantino	c/o U.S. Bank Global Fund Services
	Krista L. Rivers	615 East Michigan Street
	Laura A. Flentye	Milwaukee, Wisconsin 53202-5207

for regular mail deliveries, use:
INVESTMENT ADVISER:		IronBridge Funds, Inc.
RMB Capital Management, LLC		c/o U.S. Bank Global Fund Services
115 South LaSalle, 34th Floor		P.O. Box 701
Chicago, Illinois 60603		Milwaukee, Wisconsin 53201-0701

DISTRIBUTOR:		CUSTODIAN:
Quasar Distributors, LLC		U.S. Bank N.A.
777 East Wisconsin Avenue		1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53202		Milwaukee, Wisconsin 53212

LEGAL COUNSEL:
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, Minnesota 55402

Additional information regarding the Company and the Funds is included in the Statement of Additional Information, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about each Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.  You may receive the SAI and the annual report and semi-annual report free of charge, request other information about a Fund and make general inquiries by contacting the Company’s transfer agent at the address above or by calling, toll-free, 1-877-861-7714.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at www.ironbridgefunds.net.

Information about a Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at (202) 551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s website located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

IronBridge Funds, Inc.

The Company’s 1940 Act File Number is 811-22397.

Table of Contents - Prospectus

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the applicable Prospectus of IronBridge Funds, Inc. (the “Company”) dated October 30, 2018. Each of the IronBridge Small Cap Fund (“Small Cap Fund”), IronBridge SMID Cap Fund (“SMID Cap Fund”), and IronBridge Large Cap Fund (“Large Cap Fund”) is a series of the Company. The Small Cap Fund, SMID Cap Fund and Large Cap Fund are sometimes collectively referred to as the “Funds” or “IronBridge Funds” and each as a “Fund” or an “IronBridge Fund”. A copy of the applicable Prospectus is available without charge upon request to the address or toll-free telephone number below, or you can visit the Company’s website at www.ironbridgefunds.net.

Fund Name	Ticker Symbol

IronBridge Small Cap Fund	IBSCX

IronBridge SMID Cap Fund	IBSMX

IronBridge Large Cap Fund	IBLCX

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-877-861-7714

Distributed by:
QUASAR DISTRIBUTORS, LLC

This Statement of Additional Information is dated October 30, 2018.

TABLE OF CONTENTS

Statement of Additional Information - i

Shareholder Meetings	30
Distribution of Fund Shares	30
Purchase, Pricing and Redemption of Fund Shares	30
Anti-Money Laundering Program	32
Taxation of the Funds	32
Independent Registered Public Accounting Firm	34
Financial Statements	34

You should rely only on the information contained in this SAI and the applicable Prospectus dated October 30, 2018. The Company has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

Table of Contents - Statement of Additional Information

Table of Contents - Statement of Additional Information
Statement of Additional Information - ii

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund. The Company was organized as a Maryland corporation on February 26, 2010.

Each Fund is a diversified series of the Company. The Company may offer separate series or classes of shares representing interests in separate portfolios of securities. Currently, the Company offers three separate series, all of which are discussed in this SAI. The Board of Directors of the Company (the “Board”) has established one class of shares of common stock with respect to each series of the Company as shown below.

The Company is authorized to issue 1,000,000,000 $.01 par value shares of common stock in series and classes. The number of shares authorized for each of the Company’s series is set forth in the table below:

Fund	Number of Authorized Shares
IronBridge Small Cap Fund	75,000,000
IronBridge SMID Cap Fund	150,000,000
IronBridge Large Cap Fund	50,000,000

The assets belonging to each series are held separately by the custodian, U.S. Bank N.A., and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series affected, and matters affecting only one series are voted upon only by that series. Fractional shares of common stock, irrespective of series, have proportional voting rights.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Each share of common stock is entitled to participate in dividends and capital gains distributions as determined by the Board. Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation. Shares have no preemption, conversion or subscription rights.

FUND POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of each of the Small Cap Fund, SMID Cap Fund and Large Cap Fund is capital appreciation.  These investment objectives may not be changed without shareholder approval. Each Fund is diversified.

The following is a complete list of the Funds’ fundamental investment limitations which cannot be changed without shareholder approval, which requires the approval of a majority of a Fund’s outstanding voting securities. As used herein, a “majority of a Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

A Fund:

1.
May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 1

2.
May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings). The Fund may also borrow money from other IronBridge Funds* or other persons to the extent permitted by applicable law.

3.	May not issue senior securities, except as permitted under the 1940 Act.

4.
May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

5.
May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6.
May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.
May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.
May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.
May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund**.

*The Funds do not now, nor do they intend to, borrow from any other IronBridge Fund.

**The Funds do not now, nor do they intend to, invest all of a Fund’s assets in the securities of any one other open-end investment company.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Funds’ non-fundamental operating policies which may be changed by the Board without shareholder approval.

A Fund may not:

1.
Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the “SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 2

2.
Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.
Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.  If illiquid securities exceeded 15% of the value of a Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly fashion.

4.	Purchase securities of other investment companies except in compliance with the 1940 Act.

5.	Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

6.
Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and the Fund will not purchase securities when bank borrowings exceed 5% of its total assets.

7.	Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

8.
Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that are described in the Prospectus.

Illiquid Securities

A Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to RMB Capital Management, LLC, each Fund’s investment adviser (the “Adviser”), the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to look to such factors as (i) the frequency of trades and quotes for a security, (ii) the number of dealers willing to purchase or sell a security and the number of potential purchasers of a security, (iii) the willingness of dealers to undertake to make a market in a security, (iv) the nature of the market for the trading of a security (including, without limitation, the institutional private resale market, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (v) the likelihood that the marketability of a security will be maintained throughout the anticipated period of time that the security will be held by the Company and (vi) other relevant factors.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 3

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

A Fund may invest up to 100% of its total assets in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions. When a Fund takes such a position, the Fund may not achieve its investment objective. Short-term fixed income securities are defined to include without limitation, the following:

1.
U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.

2.
Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current law applicable to the Federal Deposit Insurance Corporation (“FDIC”), the maximum insurance payable as to any one certificate of deposit is $250,000. Therefore, certificates of deposit purchased by a Fund may not be fully insured if they exceed that amount.

3.
Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 4

4.
Repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.
Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.
Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of the Adviser, of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least “A” or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”).  Commercial paper and commercial paper master notes must be rated A-1 or better by S&P, Prime-1 or better by Moody’s, or F2 or higher by Fitch. A Fund may also invest in the short-term investment funds of its custodial bank.

When-Issued Securities

The Funds may from time to time purchase securities on a “when-issued” basis.  The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within 45 days of the purchase.  During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities nor is dividend income earned on equity securities.  When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them.  At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.

The Funds will maintain cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities so segregated as described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than a Fund’s payment obligation).

Table of Contents - Statement of Additional Information
Statement of Additional Information - 5

Foreign Securities and Currencies

The Funds may invest directly in securities of non-U.S. companies. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S. Other risks inherent in foreign investment include: expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, a Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of a Fund could be affected by changes in foreign currency exchange rates to some extent. The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to various political and economic conditions.

Hedging Strategies

General Description of Hedging Strategies. A Fund may engage in hedging activities, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts and other strategies and investment types to attempt to hedge the Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Additionally, hedging instruments on currencies generally are used to hedge against currency fluctuations, particularly for non-US$ denominated securities.  The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

The Company is managed by the Adviser who has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”) and, therefore, are not subject to registration or regulation as a commodity pool operator under the CEA. The Company has done the same.

As a result, the Company:

(A) will use commodity futures, commodity options contracts or swaps solely for bona fide hedging purposes within the meaning and intent of CFTC Rules and interpretations of the CEA; provided, however, that in addition, with respect to positions in commodity futures, commodity option contracts or swaps which do not come within the meaning and intent of CFTC Rules and interpretations, the Company may otherwise use commodity futures, commodity options or swaps as long as the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Company's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such five percent; or

Table of Contents - Statement of Additional Information
Statement of Additional Information - 6

(B) will operate such that the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions not used solely for bona fide hedging purposes within the meaning and intent of CFTC Rules and interpretations, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the Company’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

The term “notional value” is calculated for each futures position by multiplying the number of contracts by the size of the contract, in contract units (taking into account any multiplier specified in the contract), by the current market price per unit, for each such option position by multiplying the number of contracts by the size of the contract, adjusted by its delta, in contract units (taking into account any multiplier specified in the contract), by the strike price per unit, for each such retail forex transaction, by calculating the value in U.S. Dollars for such transaction, at the time the transaction was established, excluding for this purpose the value in U.S. Dollars of offsetting long and short transactions, if any, and for any cleared swap by the value as determined consistent with the terms of Part 45 of the CFTC’s regulations; and the Company may net futures contracts with the same underlying commodity across designated contract markets and foreign boards of trade; and swaps cleared on the same designated clearing organization where appropriate; and

(C) will not be, and has not been, marketing its securities to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures, commodity options, or swaps markets.

Asset Coverage for Futures and Options Positions. Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options. A Fund may (i) purchase stock index options for any purpose; (ii) sell stock index options in order to close out existing positions; and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment, such as the NYSE ARCA Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the NYSE MKT LLC, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund’s use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of the Adviser to correctly predict movements in the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 7

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

Futures Contracts. A Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. A Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices. A Fund will not enter into Futures Contracts which are prohibited under the CEA or cause it to lose its exclusion from the definition of a commodity pool operator under CFTC regulations and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 8

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit is intended to ensure a Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. A Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. A Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures. A Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

A Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 9

Foreign Currency-Related Derivative Strategies - Special Considerations.  A Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  A Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging. A Fund’s use of currency-related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, a Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A Fund also might use currency-related derivative instruments when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a Fund. Furthermore, currency-related derivative instruments may be used for short hedges — for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect a Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.” The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 10

The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. A Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund normally purchases or sells OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by SEC guidelines, a Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments. To the extent a Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

A Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, a Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a Fund’s securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Income Tax Treatment of Options, Futures and Foreign Currency Transactions. If a call option written by a Fund expires, the Fund will realize, for federal income tax purposes, a short-term capital gain equal to the option premium received by the Fund. If a call option written by a Fund is exercised, the option premium will be included in the proceeds of the sale, and will thus increase the Fund’s capital gain (or decrease its capital loss) on the sale of the security covering the option.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 11

If a Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

A Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special federal income tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Domestic and Foreign Investment Companies

The Funds may, from time to time and subject to their investment restrictions, invest in securities of other domestic investment companies.  Further, some of the securities in which a Fund invests may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such domestic and foreign investment companies or other vehicles may involve frequent or layered fees or expenses (sometimes referred to as “acquired fund fees and expenses” or “AFFE”) and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 12

Financial Services Risk.

The financial services sector consists of several different industries that behave differently in different economic and market environments including for example: banking, insurance, and securities brokerage houses. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Risks of investing in the financial services sector include: (i) Systemic risk: factors outside the control of a particular financial institution – like the failure of another, significant financial institution or material disruptions to the credit markets – may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) Changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) Non-diversified loan portfolios: financial services companies whose securities the Funds may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect the industry in which they are concentrated; (v) Credit: financial services companies may have exposure to investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (vi) Competition: the financial services sector has become increasingly competitive.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy, or sub-prime mortgages), and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism, long-term climate changes, and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, real estate or “junk” bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 13

Real Estate Companies, Including REITs.

Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include: real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Securities issued by REITs may trade less frequently and be less liquid than common stock issued by other companies.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate including: (i) declines in property values, because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) changes in zoning laws; (v) losses from casualty or condemnation; (vi) declines in the value of real estate, risks related to general and local economic conditions; (vii) uninsured casualties or condemnation losses; (viii) fluctuations in rental income; (ix) changes in neighborhood values; (x) the appeal of properties to tenants; (xi) increases in interest rates; and (xii) access to the credit markets. The Funds also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. REITs also are subject to: heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the favorable federal income tax treatment generally available to REITs under the Internal Revenue Code, and failing to maintain exemption from registration under the 1940 Act. Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

Technology Sector Risk

The technology sector historically has been more volatile than other sectors of the market, primarily due to market saturation, price competition, lack of acceptance of new equipment, products, or services by customers, and rapid product obsolescence. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies, including information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology sector, including information technology companies, are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector, may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for technology companies, including information technology companies, in foreign markets.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 14

Lending of Portfolio Securities

Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, a Fund does not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. A Fund will retain authority to terminate any loans at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest. Dividends received by a Fund on the loaned securities are not treated as “qualified dividends” for tax purposes.

Repurchase Agreements

A Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Portfolio Turnover

Each Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to a Fund and its shareholders. High portfolio turnover may result in the realization of substantial capital gains.

For the past two fiscal year ends, the Funds’ portfolio turnover was as follows:

Portfolio Turnover Rate

Name of Fund	2018	2017
IronBridge Small Cap Fund	20%	32%
IronBridge SMID Cap Fund (Fund(1)	14%	34%
IronBridge Large Cap Fund	58%*	26%

* The additional trading was the result of getting the portfolio in line with the Adviser’s Dividend Growth strategy and should return to historical levels.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 15

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board is responsible for managing the Company’s business and affairs.  The Board also has certain oversight duties required by applicable state and federal law.  The Board exercises its duties of oversight through its committees listed below, as well as through regular quarterly meetings and such special meetings as the Board determines should be or are required to be called pursuant to applicable state and federal law.  The Board is responsible for approving all significant agreements between the Company and companies that furnish services to the Company.  Directors are elected and serve until their successors are elected and qualified.  Information about the Directors and officers of the Company, including their business addresses, ages, principal occupations during the past five years, and, in the case of the Directors, other current Directorships of publicly traded companies or funds, are set forth in the table below.

The Board has elected an independent Director as Chairman.  The Chairman presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he deems it necessary.  The Chairman may act as a liaison with the Company’s management, officers, attorneys and other Directors generally between meetings.  The Chairman may perform such other functions as may be requested by the Board from time to time.

The Board does not have specific required qualifications for Board membership.  The Board members believe that the different perspectives, viewpoints, professional experience, education and individual qualities of each Board member represent a diversity of backgrounds, experiences and a variety of complementary skills.  Each Board member has significant experience in financial matters, either as a tax and accounting professional or as a professional asset manager (or an executive of an asset management firm).  Additionally, each Board member has served in a managerial or officer capacity in his career.  In addition to the foregoing and the information in the Directors and Officers table below, the following experience, as well as the qualifications, attributes and skills attendant to such experience, of each respective Board member leads the Board, in light of the Company’s business, to the conclusion that each Board member should serve as such.

Walter H. Clark.  Mr. Clark has a B.A. in Economics from Washington University in St. Louis. He is currently Chief Operating Officer, RMB Capital Management, LLC, a Chicago-based independent investment advisory firm, and the President of RMB Investors Trust, an open-end management investment company. Prior to joining RMB, he was co-Managing Partner of HPO Partners and a Managing Director of Perot Investments, Inc.  Previously, he worked for Credit Agricole Alternative Investment Products Group (including several years as Chief Executive and Chief Investment Officers), Credit Agricole Asset Management S.A. (including as a portfolio manager of a private fund), and Credit Agricole Futures, Inc. During his time at Credit Agricole, he served as a director of various Credit Agricole affiliated companies.

James W. Haugh.  Mr. Haugh has an undergraduate degree in Economics from Princeton University and a J.D. from the University of Michigan Law School.  He also engaged in post-graduate study at the University of Chicago Law School in Law and Economics.  He has served as a director of IronBridge Funds, Inc. since inception. He is a retired KPMG senior partner.  As National Practice Director, Banking (Tax), he had responsibility for delivery of tax services to KPMG’s 1500 community, regional, and international financial institution clients.  His experience after retiring from KPMG includes serving as a founding member of a financial advisory firm serving high net worth families, as an advisor to a national accounting firm, and as a director of private and public companies and not-for-profit institutions.

James M. Snyder.  Mr. Snyder has a bachelor’s degree in finance from Indiana University and a master’s degree in business administration from DePaul University, and has served in various positions with The Northern Trust Company and its affiliates, including Executive Vice President and Vice Chairman and Chief Investment Officer of Northern Trust Global Investments and has earned the right to use the Chartered Financial Analyst (CFA) designation.  In addition, Mr. Snyder has been a director of Frontier Funds, Inc., another registered investment company which, prior to July 23, 2010, included the predecessors of the Small Cap Fund and SMID Cap Fund for more than ten years.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 16

Margaret M. Eisen.  Ms. Eisen has experience with financial, regulatory and investment matters as a result of her position as a managing director with responsibility for multibillion dollar portfolios of equities, both public and private, at two of the largest corporate pension funds in the United States.  She also acquired such experience through her position as a managing director of the CFA Institute, which sets standards for measuring competence and integrity in the fields of portfolio management and investment analysis.  Ms. Eisen has experience with board functions through her former position as a director of a public operating company and her service as an independent trustee on the boards of other registered investment companies for the past fifteen years.

Furthermore, the Board has determined that Messrs. Clark, Haugh and Snyder and Ms. Eisen possess the requisite attributes, and each has acquired such attributes through his or her educational and professional experiences, to qualify as an audit committee financial expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of independent Directors is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

It is also the Board members’ belief that its members’ mix of skills and talents will allow the Board, as a whole, to oversee the business of the Company in a manner consistent with the best interests of the Funds’ shareholders.  When considering potential nominees to fill future vacancies on the Board, and as part of its annual self-evaluation, the Board will review the mix of skills and other relevant experiences of the then-seated Board members.  The specific talents that the Board will seek in a candidate depends upon the Board’s needs at the time a vacancy occurs.

Walter H. Clark (indicated with an asterisk*) is an officer of the Adviser and, as a result, is deemed to be an “interested person” of the Company, as defined in the 1940 Act.

The business address of each Director and Officer listed below is One Parkview Plaza, Suite 700, Oakbrook Terrace, Illinois 60181.

Directors and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director During the past 5 Years
Independent Directors
James W. Haugh Year of Birth: 1937	Independent Director and Chairman of the Audit Committee	Indefinite; since May 21, 2010	Financial Consultant and Founder of American Capital LLC (family tax and financial management advisory firm), 1995-present; Advisor on private client and financial institution tax and accounting matters for Wipfli LLP (national accounting firm), 2010-2012. Mr. Haugh is a retired partner of KPMG, an international CPA firm, where he served as National Practice Director, Banking (tax). Member AICPA; Member American Bar Association.	3	First Interstate Banc System, 1996-2014; Clark Holdings (privately owned fund and beverage distribution company), 2012-present.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 17

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director During the past 5 Years
James M. Snyder Year of Birth: 1947	Independent Director and Chairman of the Board of Directors	Indefinite; since May 21, 2010	Mr. Snyder is a private investor, manages a family foundation and serves on corporate and not for profit Boards. He spent his professional career at the Northern Trust Company, an investment bank, retiring as Executive Vice President, Chief Investment Officer in 2001. Mr. Snyder is a Chartered Financial Analyst (CFA).	3	Frontier Funds, Inc. (with current oversight of 8 funds)
Margaret M. Eisen Year of Birth: 1953	Independent Director	Indefinite; since October 27, 2017	Chief Investment Officer, EAM International LLC (finance and asset management), 2003 – 2013; and Managing Director, CFA Institute, 2005 – 2008	3	Board of Trustees and Chair, RMB Investors Trust, 2013 – present (3 series); Board of Trustees, Columbia Acorn Trust and Wanger Advisors Trust, 2002 – present (11 series).

Table of Contents - Statement of Additional Information
Statement of Additional Information - 18

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director During the past 5 Years
Inside (“Interested”) Directors
Walter H. Clark Year of Birth: 1968	Interested Director	Indefinite; since May 21, 2010	Chief Operating Officer, RMB Capital Management, LLC (the Adviser), 2010-present; Co-Managing Partner, HPO Partners, an asset management company, 2009-2010; Managing Director, Perot Investments, Inc. (a private investment management company), 2004-2009.	3	None
Officers
Walter H. Clark Year of Birth: 1968	President and Chief Executive Officer	Indefinite; since November 1, 2017
Chief Operating Officer, RMB Capital Management, LLC (the Adviser), 2010-present;  Co-Managing Partner, HPO Partners, an asset management company, 2009-2010; Managing Director, Perot Investments, Inc. (a private investment management company), 2004-2009.

				N/A	N/A
John G. Davis Year of Birth: 1970	Chief Compliance Officer	Indefinite, since May 1, 2011	Chief Compliance Officer -- Mutual Funds, RMB Capital Management, LLC, June 2017-present; Chief Compliance Officer, IronBridge Capital Management, L.P., 2003-June 2017.	N/A	N/A
Maher Harb Year of Birth: 1968	Chief Financial Officer, Treasurer and Secretary	Indefinite, since November 1, 2017	Chief Financial Officer, RMB Capital Management, LLC (the Adviser), since 2008.	N/A	N/A
Frank A. Passantino Year of Birth: 1964	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	Indefinite, since November 1, 2017
First Vice President of the Adviser since 2016; First Vice President, Burnham Asset Management Corporation (funds’ former investment adviser) 1990-2016; and First Vice President, Burnham Securities, Inc. 1990-2016.

				N/A	N/A
Krista Rivers Year of Birth: 1970	Senior Vice President	Indefinite, since November 1, 2017	Senior Vice President, Director of Institutional Client Service of the Adviser, since 2014; and Senior Vice President, Ariel Investments, LLC from 1993-2014.	N/A	N/A
Laura A. Flentye Year of Birth: 1969	Senior Vice President and Secretary	Indefinite, since November 1, 2017
Chief Administrative Officer since 2018; Vice President, Business Administration, of the Adviser (2017); Chief Operating Officer and Chief Compliance Officer, Cupps Capital Management, LLC (2012- 2016).
				N/A	N/A

Table of Contents - Statement of Additional Information
Statement of Additional Information - 19

Risk Oversight

As a registered investment company, the Company is subject to a variety of risks, including investment-related risks, financial risks, compliance risks and operational risks.  As part of its overall activities, the Board reviews the management of the Company’s risks by the Adviser, by the Company’s service providers, as well as by the Company’s Chief Compliance Officer (“CCO”).  The responsibility to operate and maintain the Company’s risk management structure on a day-to-day basis is shared by the Adviser (as the Adviser has its own, independent interest in risk management) and the officers of the Company.

The Company recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board discharges risk oversight as part of its overall activities, through the delegation of such oversight to its Audit Committee and officers (including its CCO).  In addressing issues regarding the Company’s risk management between meetings of the Board, appropriate representatives of the Adviser communicate with the Board, the CCO (who is directly accountable to the Board) and counsel to the Board.  As appropriate, the Board members confer among themselves, with the CCO, the Adviser, other service providers and counsel to the Board, to identify and review risk management issues that may be placed on the Board’s agenda.

The Audit Committee also assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters. The Board or, if one is created, a pricing committee will review and make recommendations concerning pricing of the Company’s portfolio securities.  The Audit Committee, as well as any other committee that the Board may form, will present reports to the Board that may prompt further discussion of issues concerning the oversight of the Company’s risk oversight and management.

The CCO assists the Board in overseeing the significant investment policies of the Funds.  The CCO is responsible for monitoring these policies.  The Board will receive and consider the CCO’s annual written report, which, among other things, will summarize material compliance issues and any material changes to the compliance program.  The Board also receives and considers reports from the CCO throughout the year.  As part of its oversight responsibilities, the Board approves various compliance policies and procedures.

Committee Structure

The Board has one standing committee — an Audit Committee. The Audit Committee: oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor. The three independent directors — Ms. Eisen and Messrs. Haugh and Snyder — constitute the Audit Committee.  The Audit Committee, in conjunction with the Board as a whole, performs risk oversight functions for the Company as discussed above.  The Audit Committee operates under a written charter.  The Audit Committee met two times during the 2018 fiscal year.

The Board members may create other committees as the Board deems necessary.

The following table sets forth the dollar range of shares beneficially owned by each director in the Company as of December 31, 2017, stated using the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 20

Dollar Range of Equity Securities Beneficially Owned
Name of Director	Dollar Range of Equity Securities Beneficially Owned in Individual Funds	Dollar Range of Equity Securities Beneficially Owned in the Company
Walter H. Clark (1)	Small Cap Fund – $10,001 - $50,000	$10,001 - $50,000
Margaret Eisen	None	None
James W. Haugh	Large Cap Fund - $50,001 - $100,000	$50,001 - $100,000
James M. Snyder	Small Cap Fund – Over $100,000 SMID Cap Fund – Over $100,000	Over $100,000
________________

(1)
As of May 25, 2017, this Director is deemed an “interested person” as defined in the 1940 Act due to his position as an officer of the Adviser. Prior to May 25, 2017, Mr. Clark was not an interested person.

As of September 30, 2018, officers and directors of the Company, as a group, owned less than 1% of the outstanding shares of each of the Large Cap Fund, the Small Cap Fund and the SMID Cap Fund.

Directors and officers of the Company who are also officers, directors, employees, shareholders or partners of the Adviser, the Distributor or any person directly or indirectly controlling, controlled by or under common control with the foregoing entities, do not receive any remuneration from the Funds for serving as directors or officers.  Neither the Company nor any Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses. The following table indicates the compensation that the Company paid to each of Ms. Eisen and Messrs. Haugh and Snyder for the fiscal year ended June 30, 2018:

Name	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company
Margaret Eisen	$25,750	None	N/A	$25,750
James W. Haugh	$37,000	None	N/A	$37,000
James M. Snyder	$37,000	None	N/A	$37,000

CODE OF ETHICS

The Company and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that governs all employees and other supervised persons of each such entity. Each Code of Ethics is based upon the principle that directors, partners, officers and employees of the Company, the Adviser and the Distributor have a fiduciary duty to place the interests of Funds’ shareholders above their own. The Codes of Ethics address compliance with federal securities laws, gifts and personal trading and reporting.

Each Code of Ethics governs the personal trading activities of all “Access Persons” of, respectively, the Company and the Adviser.  Each Code of Ethics permits Access Persons (as defined in the respective Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Codes of Ethics require Access Persons to preclear most transactions, including with respect to mutual funds advised or sub advised by the Adviser, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports.  The Codes of Ethics prohibit Access Persons from purchasing or selling any security that a client account, including the Company, has a pending “buy” or “sell” order in that same security, has purchased or sold within 10 days before or after such Access Person’s action or is considering purchasing or selling, and contains restrictions on Access Persons’ acquisitions of securities in initial public offering and private placement transactions.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 21

PRINCIPAL SHAREHOLDERS

As of October 1, 2018, the following persons owned of record or are known by the Company to own of record or beneficially own 5% or more of the outstanding shares of a Fund:

Name and Address	Fund	Number of Shares	Percent of Outstanding Shares
Charles Schwab & Co. FBO Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905*	IronBridge Small Cap Fund	2,291,373.386	31.47%
NFS LLC FEBO 499 Washington Blvd., Floor 5 Jersey City, NJ 07310-2010*	IronBridge Small Cap Fund	1,002,517.332	13.77%
Wells Fargo Bank NA FBO PO Box 1533 Minneapolis, MN 55480-1533*	IronBridge Small Cap Fund	697,812.658	9.58%
MSSB FBO Blue Cross of Idaho Health Services Inc. P.O. Box 7408 3000 East Pine Avenue Meridian, ID 83642-5995	IronBridge Small Cap Fund	670,696,844	9.21%
Trustees of the Estate Belonging to the Dioceses of Long Island, Inc. 36 Cathedral Avenue Garden City, NY 11530-4435	IronBridge Small Cap Fund	573,035.97	7.87%
Blue Cross and Blue Shield of Massachusetts Foundation Inc. 101 Huntington Avenue Boston, MA 02199-7603	IronBridge Small Cap Fund	400,786.614	5.50%
Kay K. Hendricks Declaration of Trust Kay K. Hendricks Trustee 690 Wingate Road Glen Ellyn, IL 60137-5468	IronBridge Small Cap Fund	365,231.642	5.02%

Bae Systems Pension Funds CIF Trustees Limited 14/16 Caxton St. London SW1H 0QT United Kingdom	IronBridge SMID Cap Fund	6,180,699.389	40.37%
NFS LLC FEBO 499 Washington Blvd., Floor 5 Jersey City, NJ 07310-2010*	IronBridge SMID Cap Fund	3,493,918.536	22.82%

Table of Contents - Statement of Additional Information
Statement of Additional Information - 22

Name and Address	Fund	Number of Shares	Percent of Outstanding Shares
Charles Schwab & Co. FBO Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905*	IronBridge SMID Cap Fund	981,473.692	6.41%
BAE Systems 2000 Pension Plan Trustees Limited 14 16 Caxton Street London SW1H 0QT United Kingdom	IronBridge SMID Cap Fund	929,893.708	6.07%
R. E. Hendricks & K. K. Hendricks JTWROS 690 Wingate Rd. Glen Ellyn, IL 60137-5468	IronBridge Large Cap Fund	1,277,291.032	59.07%
Charles Schwab & Co. FBO Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905*	IronBridge Large Cap Fund	489,925.375	20.64%
R. E. & K. K. Hendricks Gift Trust L. Heinisch & N. E. Cass Trust 646 Highview Ave. Glen Ellyn, IL 60137-5502	IronBridge Large Cap Fund	489,925.375	10.96%
The Coltman Family Foundation, Inc. PO Box 1301 Bethany Beach, DE 19930-1301	IronBridge Large Cap Fund	120,662.405	5.58%
*	The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

As of October 1, 2018, Charles Schwab & Co. (whose addresses and ownership percentages are set forth above) owned a controlling interest in (i.e., more than 25% of the outstanding shares of) the Small Cap Fund. As of October 1, 2018, Bae Systems Pension Funds CIF Trustees Limited (whose addresses and ownership percentages are set forth above) owned a controlling interest in (i.e., more than 25% of the outstanding shares of) the SMID Cap Fund. Also, as of October 1, 2018, R. E. and K. K. Hendricks (whose address and ownership percentage are set forth above) owned a controlling interest in (i.e., more than 25% of the outstanding shares of) the Large Cap Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company or a Fund.

INVESTMENT ADVISER

The Adviser is the investment adviser to each of the Funds. A brief description of the Funds’ investment advisory agreement is set forth in the Funds’ Prospectus under “Investment Management.” Richard Burridge, Frederick Paulman, Maher Harb, Walter Clark, and Lisa Tamburini, by virtue of their positions as officers of the Adviser, are considered to be control persons of the Adviser. RMB Capital Holdings, LLC, as owner of the Adviser, is considered to be a control person of the Adviser. Jeffrey Pearsall, as well as Richard Burridge, Frederick Paulman, and Walter Clark, are considered to be indirect control persons of the Adviser as a result of their ownership interest in RMB Capital Holdings, LLC.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 23

The Company, on behalf of the Funds, has entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”), effective October 27, 2017, with respect to the Large Cap Fund and SMID Cap Fund, and November 14, 2017 with respect to the Small Cap Fund. The Advisory Agreement has an initial term of two years and is required to be approved annually thereafter by the Board or by vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the separate vote of the Company’s independent directors, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board, by vote of a majority of a Fund’s outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment. On October 27, 2017, shareholders voted to approve the Advisory Agreement with respect to the Large Cap Fund and SMID Cap Fund, and on November 14, 2017 voted to approve the Advisory Agreement with respect to the Small Cap Fund.

Under the terms of the Advisory Agreement with respect to the Large Cap Fund and SMID Cap Fund, and the Interim Advisory Agreement with respect to the Small Cap Fund, the Adviser supervises the management of each Fund’s investments and business affairs, subject to the supervision of the Board. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Large Cap Fund and SMID Cap Fund.

As compensation for its services, the Funds pay to the Adviser a monthly advisory fee at the annual rate based upon the average daily net asset value of each Fund, as set forth below:

Fund	Advisory Fee
Small Cap Fund	1.00%
SMID Cap Fund	0.85%
Large Cap Fund	0.65%

The total dollar amounts of the advisory fees paid by each of the Funds for advisory services during each of the fiscal years ended June 30, 2016, 2017, and 2018 are set forth in the table below.

Fund	Fee Paid in Fiscal 2018*	Fee Paid in Fiscal 2017*^	Fee Paid in Fiscal 2016*
Small Cap Fund	$2,176,914	$4,200,489	$4,097,747
SMID Cap Fund	$1,989,300	$2,805,671	$4,949,522
Large Cap Fund	$122,094	$108,409	$72,620
*	Reflects the application of the fee waiver and expense cap arrangement discussed below.
^
Reflects total compensation paid to all investment advisers for each Fund during the fiscal year ended June 30, 2017. For the period from July 1, 2016 to June 23, 2017, IronBridge (the prior investment adviser) received $4,146,177, $2,757,113, and $105,605 for advisory services provided for the Small Cap Fund, SMID Cap Fund, and Large Cap Fund, respectively. For the period from June 24, 2017 to June 30, 2017, the Adviser received $54,312, $48,558, and $2,804 for advisory services after reductions related to the fee waiver and expense cap agreement provided pursuant to the Interim Advisory Agreement for the Small Cap Fund, SMID Cap Fund, and Large Cap Fund, respectively.

Pursuant to a fee waiver and expense cap agreement between the Adviser and the Company, on behalf of the Funds, the Adviser contractually agreed to waive its management fee and/or reimburse the Funds to ensure that the total operating expenses for the Funds do not exceed the percentage of a Fund’s average daily net assets set forth below:

Table of Contents - Statement of Additional Information
Statement of Additional Information - 24

Fund	Expense Cap
Small Cap Fund	1.10%
SMID Cap Fund	0.95%
Large Cap Fund	0.80%

The expense cap agreement will continue in effect until November 1, 2019, with successive renewal terms of one year unless terminated by the Adviser or the Company prior to any such renewal.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Prospectus for the Fund under “Investment Management,” each portfolio manager is jointly responsible for the day-to-day management of the respective Fund he manages. Unless otherwise indicated, each portfolio manager jointly manages the day-to-day management of the other accounts set forth in the following table.  Except as otherwise noted, the following information is provided as of June 30, 2018:

	Other Registered Investment Companies Managed by Portfolio Managers		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Managers
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number with Performance - Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees	Number	Total Assets (in millions)	Number with Performance -Based Fees	Total Assets of Accounts with Performance-Based Fees (in millions)

Small Cap Fund, SMID Cap Fund
Christopher C. Faber	0	$0	3	$5.5	0	$0	7	$82.8	0	$0
Jeffrey B. Madden	0	$0	3	$5.5	0	$0	4	$782.8	0	$0
Thomas Fanter	0	$0	0	$0	0	$0	4	$76.7	0	$0

Large Cap Fund
Paul Murphy	0	$0	0	$0	0	$0	0	$0	0	$0

Todd Griesbach	1	$77.9	0	$0	0	$0	1,700	$1,000	0	$0

Potential Conflicts of Interest

The Adviser’s individual portfolio managers advise multiple accounts for numerous clients. In addition to the Funds, these accounts may include other mutual funds, separate accounts and private investment vehicles. The Adviser maintains compliance procedures with respect to areas such as trade allocations, cross trading, insider trading and trade management to prevent potential conflicts in connection with any portfolio manager’s management of any Fund and the management of any other accounts. The Adviser’s Chief Compliance Officer oversees these policies and procedures.

Compensation of Portfolio Managers

The compensation of the portfolio managers of the Funds is not directly tied to the performance of the Funds. The portfolio managers of the Funds are paid a flat base salary and receive annual bonuses based on individual performance and the success of the firm, rather than the performance of individual accounts. The Adviser’s portfolio managers may own and may be offered an opportunity to purchase or sell equity interests in the Adviser.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 25

Ownership of Fund Shares by Portfolio Managers

The following table sets forth the dollar range of shares beneficially owned by each portfolio manager in the Company as of June 30, 2018, stated using the following ranges: (A) none; (B) $1-$10,000; (C) $10,001-$50,000; (D) $50,001-$100,000; (E) $100,001-$500,000; (F) $500,001-$1,000,000; or (G) over $1,000,000:

Dollar Range of Equity Securities Beneficially Owned
Name of Director	Dollar Range of Equity Securities Beneficially Owned in Individual Funds	Dollar Range of Equity Securities Beneficially Owned in the Company
Christopher C. Faber	Small Cap Fund – Over $1,000,000 SMID Cap Fund - Over $1,000,000 Large Cap Fund - Over $1,000,000	Over $1,000,000
Jeffrey B. Madden	Small Cap Fund - $10,001 - $50,000 SMID Cap Fund - $100,001 - $500,000	$500,001 - $1,000,000
Thomas W. Fanter	Small Cap Fund - $1 - $10,000 SMID Cap Fund - $1 - $10,000 Large Cap Fund - $10,001 - $50,000	$100,001 - $500,000
Paul Murphy	Small Cap Fund - None SMID Cap Fund - None Large Cap Fund - $100,001 - $500,000	$100,001 - $500,000
Todd Griesbach	Small Cap Fund - None SMID Cap Fund - None Large Cap Fund – None	None

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about its portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”). Pursuant to the Disclosure Policy, the Company and the Adviser may disclose information about the Funds’ portfolio holdings only in the following circumstances:

•
Each of the Funds will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period. In addition, the Company will disclose the portfolio holdings of the Funds as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC;

•	The Funds’ full portfolio holdings as of quarter-end will be posted on the Company’s website on or after the 15th day after quarter-end.

•
The Funds’ full portfolio holdings as of quarter-end will be included in a quarterly report provided to certain shareholders of the Funds following posting of the portfolio holdings on the Company’s website.

•
The Adviser may disclose Fund portfolio holdings in regulatory filings and to the Company’s service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Funds and Company. Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 26

•	The portfolio holdings as of each quarter-end for the Funds may be disclosed to the rating agencies listed below on or after the 15th day after quarter-end.

Morningstar, Inc. Lipper, Inc. Standard & Poor’s Ratings Group Bloomberg L.P.	Thomson Financial Services Vickers Stock Research Corporation Capital Bridge, Inc.

•	Disclosure of portfolio holdings as of a particular month-end may be made in response to inquiries from consultants or prospective clients no earlier than 10 days after month-end.

•	The Funds’ top ten holdings as of a quarter-end may be included in Fund fact sheets following posting of the Funds’ top ten holdings as of quarter-end on the Company’s website.

•	The Adviser may also disclose portfolio holdings to Institutional Shareholder Services for proxy voting services.

•
The Funds’ portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Funds are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the CCO authorizes the disclosure and determines that there are no conflicts of interest between the Funds’ shareholders and the Adviser and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities without prior approval of the Board. No compensation or other consideration may be received by the Fund or the Adviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The CCO monitors compliance with the Disclosure Policy and reports any violations to the Board. The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Funds’ shareholders and those of the Adviser or any other Fund affiliate.

PROXY VOTING POLICIES

Proxy Voting Procedures. The Board has adopted Proxy Voting Policies and Procedures (“Procedures”) on behalf of the Company. Under the Procedures, the responsibility for voting proxies is delegated to the Adviser, who may further delegate such responsibility to a third party provider of proxy administration services, subject to the oversight of the Board and the Proxy Oversight Group, a committee of senior officers. The Procedures require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Procedures allow the Adviser to engage an independent proxy voting service to assist in the voting of proxies by providing research and administrative services relating to proxy voting. The proxy voting service may also provide recommendations and research for proxy votes; however, the actual votes will be cast by the Adviser. The Procedures require that the Adviser take reasonable steps to ensure that any third party proxy voting service is independent of the Adviser based on relevant facts and circumstances.

The Procedures also provide that the Adviser will make reasonable efforts to recall any loaned securities so that they may be voted according to the Adviser’s instructions. In furtherance of this effort, the Funds have, in conjunction with the securities lending agent, developed procedures reasonably designed to recall loaned securities to facilitate the voting of the shares. In addition, the Adviser has developed operating procedures to restrict the lending of securities held by the Funds that are acquired in an IPO by an issuer with a limited operating history and no identified corporate calendar of shareholder meetings that can be monitored.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 27

The Procedures also require the Adviser to present to the Board: (i) any deviations from the Procedures and any potential conflict of interest that arose in connection with voting a proxy (including how the conflict was resolved) on a quarterly basis; (ii) any deviations from the proxy voting guidelines adopted by the Adviser and the Company (“Adviser’s Proxy Guidelines”); and (iii) at least annually, a record of each proxy voted by the Adviser on behalf of the Funds and recommend changes to the Procedures (if any) based on the Adviser’s experience under the Procedures, evolving industry practices and applicable regulatory developments.

The Proxy Oversight Group may amend the Procedures from time to time and must give prompt notice to the Board of any material changes. If a proxy proposal raises a material conflict between the Adviser’s interests and a Fund’s interests, the Adviser will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

Information regarding how the Funds vote proxies will be available without charge, either upon request, by calling toll free, 1-877-861-7714, or by accessing the SEC’s website at www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

The Company has adopted a formal Best Execution Policy, pursuant to which the Adviser is responsible for decisions to buy and sell securities for a Fund and for the placement of a Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. The Adviser seeks the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser or the particular Fund. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund’s shares. The Funds did not pay any brokerage commissions during the most recent fiscal year to any affiliated brokers.

For the fiscal periods ended June 30, 2016, 2017, and 2018, the Funds paid the brokerage commissions listed in the table below.

	Brokerage Commissions Paid
Fund	For the fiscal period ended June 30,
	2018	2017	2016
Small Cap Fund	$70,265	$108,939	$75,981
SMID Cap Fund	$83,660	$75,766	$153,491
Large Cap Fund	$8,842	$ 2,241	$ 1,705

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

Table of Contents - Statement of Additional Information
Statement of Additional Information - 28

The Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to a Fund. The Adviser believes that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Advisory Agreement provides that such higher commissions will not be paid by a Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fees paid by a Fund under the Advisory Agreement are not reduced as a result of the Adviser’s receipt of research services.

The Adviser places portfolio transactions for other advisory accounts that it manages. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing its accounts. Not all of such services may be used by the Adviser in connection with the Funds. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

As of June 30, 2018, IronBridge Small Cap Fund and IronBridge SMID Cap Fund owned the following securities (excluding repurchase agreements) issued by any of the ten broker-dealers with whom the Fund transacted the most business:

Name of Fund	Broker-Dealer	Dollar Value
IronBridge Small Cap Fund	Stifel Financial Corp.	$1,317,118
IronBridge SMID Cap Fund	Stifel Financial Corp.	$1,317,902

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bank Global Fund Services, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank N.A., acts as transfer agent and dividend-disbursing agent for the Funds (the “Transfer Agent”). The Transfer Agent is compensated based on an annual fee per open account, subject to certain minimum fees.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 29

ADMINISTRATOR AND FUND ACCOUNTANT

The Transfer Agent (U.S. Bank Global Fund Services) also provides administrative and fund accounting services to the Funds pursuant to separate Administration and Fund Accounting Agreements. Under these Agreements, the Transfer Agent calculates the daily net asset value of the Funds and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For the foregoing services, Transfer Agent receives from the Funds, a fee, computed daily and payable monthly based on the Company’s average net assets, plus out-of-pocket expenses.  For the fiscal periods ended June 30, 2016, 2017, and 2018, the Funds paid the Transfer Agent aggregate fees for administrative and accounting services as listed below.

Fees Paid to Transfer Agent for Administrative and Fund Accounting Services
For the fiscal period ended June 30,
Fund	2018	2017	2016
Small Cap Fund	$75,278	$106,864	$118,436
SMID Cap Fund	$77,319	$94,529	$143,716
Large Cap Fund	$56,246	$57,744	$58,468

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

The Distributor, Quasar Distributors, LLC, located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the principal distributor of the Funds’ shares. Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Funds’ shares on a continuous, best efforts basis.

The Distribution Agreement related to the Funds will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of a Fund’s outstanding securities and, in either event, the continuance is also approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement. The Distribution Agreement is terminable without penalty by the Company on behalf of the Funds on not less than 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company or upon the occurrence of certain other events outlined in the Distribution Agreement, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of the Funds are sold on a continuous basis at each Fund’s net asset value. As set forth in the Prospectus under “Valuation of Fund Shares,” each Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. A Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 30

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Otherwise, actual sale or bid prices are used. Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than Nasdaq) on which such securities are primarily traded, and securities traded on Nasdaq are valued using the Nasdaq Official Closing Price. However, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate. The Board may approve the use of pricing services to assist the Funds in the determination of net asset value. Short-term fixed income securities held by the Funds are generally valued on an amortized cost basis.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind. Shares of the Funds may be purchased “in kind,” subject to the approval of the Adviser and its determination that the securities are acceptable investments for the respective Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies. In an in kind purchase, investors transfer securities to a Fund in exchange for Fund shares. Securities accepted by a Fund in an in kind purchase will be valued at market value. In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of the Fund, and the Fund’s tax basis in the transferred securities will be equal to their fair market value. However, if a transfer of securities in exchange for shares qualifies as a tax-free transaction under the Code, the investors transferring those securities to a Fund will generally not recognize any gain or loss, for federal income tax purposes, as a result of the transfer. In this event, the Fund’s tax basis in the transferred securities may be less than (if the securities have appreciated in value) or greater than (if the securities have depreciated in value) the fair market value of those securities. If a Fund’s tax basis in the transferred securities is less than the fair market value of those securities, then the Fund, upon disposition of the securities, may recognize more taxable gain (or less taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer; conversely, if a Fund’s tax basis in the contributed securities is greater than the fair market value of the securities, then the Fund, upon disposition of the securities, may recognize less taxable gain (or more taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer.

Redemptions In Kind. The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Funds are obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of a Fund being redeemed, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in assets other than cash, such as securities or other property. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 31

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of anti-money laundering compliance officers, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control, and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUNDS

Each Fund intends to qualify annually as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event a Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes. In this event, that Fund would be subject to federal income taxes on the full amount of its taxable income and gains and any distributions that it makes would not qualify for any dividends paid deduction. This would increase the cost of investing in that Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by that Fund instead of investing indirectly in such securities through the Fund.

Each Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain. For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to, and designated by the Fund as, “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Currently, the maximum rate applicable to long-term capital gains recognized by noncorporate shareholders, and thus to qualified dividend income, is set at 20%.

Generally, “qualified dividend income” includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.” Passive foreign investment companies and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations. The portion of a distribution that a Fund pays that is attributable to, and designated by the Fund as, qualified dividend income may be treated by the noncorporate shareholders of the Fund as qualified dividend income. If a Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for designation as qualified dividend income. Certain holding period requirements applicable to both a Fund and its shareholders also must be satisfied to obtain qualified dividend treatment.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.  If a Fund designates distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. A Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 32

Interest and dividends received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would, in effect, pass through to the Fund’s shareholders any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. A Fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

In addition to the regular income tax on distributions from a Fund or redemptions of Fund shares, there is a new tax, referred to as the Medicare contribution tax, on certain income of taxpayers who are individuals, estates or trusts.  The tax applies to individuals whose modified adjusted gross income exceeds $200,000 for individual filers or $250,000 for joint filers ($125,000 for a married person filing separately).  The tax is imposed at the rate of 3.8% of all or a portion of the taxpayer’s “net investment income.” Net investment income includes gross income from rents, interest and dividends (other than such income derived in the ordinary course of a trade or business), gains from the sale of property (other than property held in a trade or business) and income derived from a trade or business that is a passive activity (within the meaning of Section 469 of the Code).  Accordingly, distributions made by a Fund and gains realized from the redemption of your Fund shares are potentially subject to this additional tax.  As this tax depends on your personal income level, you should consult with your own tax advisor regarding the applicability of this tax.

Each Fund maintains its accounts and calculates its income in U.S. dollars. In general and if applicable, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations. In that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Pursuant to the Code, each Fund will be treated as a separate entity for federal income tax purposes.

Based upon the number of shareholders of a Fund, a Fund could be considered to be a personal holding company (a “PHC”) under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”), currently at a rate of 20%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each Fund intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisers.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 33

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402 has been selected as the independent registered public accounting firm for the Funds. Ernst & Young, LLP will audit and report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Funds.

FINANCIAL STATEMENTS

Audited financial statements for the Small Cap Fund, SMID Cap Fund and Large Cap Fund, including the Schedule of Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets and the Financial Highlights of each such Fund for the fiscal year ended June 30, 2018, are included in the Funds’ Annual Report to shareholders for the fiscal year ended June 30, 2017.  The Annual Report also contains the Notes to the Funds’ Financial Statements as well as the Report of the Independent Registered Public Accounting Firm retained by the Company, dated August 25, 2018.  All such materials are incorporated herein by reference.

Table of Contents - Statement of Additional Information
Statement of Additional Information - 34

PART C

 OTHER INFORMATION

Item 28.     Exhibits

See “Exhibit Index.”

Item 29.     Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 30.     Indemnification

Section 7.4 of the Registrant’s Articles of Incorporation provides as follows:

7.4
Indemnification.  The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the general laws of the State of Maryland and the 1940 Act.  The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law.  Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have had the power to indemnify against such liability.  The rights provided to any person by this Article 7.4 shall be enforceable against the   Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein.  No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

Section 6.1 of the Registrant’s By-Laws provides as follows:

6.1 Indemnification.  The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the 1940 Act, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 31.     Business and Other Connections of Investment Adviser

RMB Capital Management, LLC (“Adviser”) serves as the investment adviser with respect to each of the Registrant’s three series, all of which are discussed in this registration statement.  The Adviser is registered with the SEC as a registered investment adviser. The business and other connections of the Adviser, as well as the names and titles of the executive officers and general partner of the Adviser, are further described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

To the best of Registrant’s knowledge, none of the Adviser’s general partners, members or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted above and in the “Investment Adviser” section of the Registrant’s Statement of Additional Information, which is incorporated herein by reference.

Item 32.     Principal Underwriters

(a)
Pursuant to information provided by Quasar Distributors, LLC (the “Distributor”), the Registrant’s principal underwriter, the Distributor also acts as principal underwriter for the following investment companies:

Academy Funds Trust	LoCorr Investment Trust
Advisors Series Trust	Lord Asset Management Trust
Aegis Funds	MainGate Trust
Allied Asset Advisors Funds	Managed Portfolio Series
Alpha Architect ETF Trust	Manager Directed Portfolios
Alpine Equity Trust	Matrix Advisors Fund Trust
Alpine Income Trust	Matrix Advisors Value Fund, Inc.
Alpine Series Trust	Merger Fund
Amplify ETF Trust	Monetta Trust
Angel Oak Funds Trust	Nicholas Equity Income Fund, Inc.
Barrett Opportunity Fund, Inc.	Nicholas Family of Funds, Inc.
Bridge Builder Trust	Oaktree Funds
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds
Brookfield Investment Funds	Perritt Funds, Inc.
Brown Advisory Funds	PRIMECAP Odyssey Funds
Buffalo Funds	Professionally Managed Portfolios
CG Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Rainier Investment Management Mutual Funds
Evermore Funds Trust	RBB Fund, Inc.
First American Funds, Inc.	RBC Funds Trust
FundX Investment Trust	Series Portfolio Trust
Glenmede Fund, Inc.	Sims Total Return Fund, Inc.
Glenmede Portfolios	Stone Ridge Trust
GoodHaven Funds Trust	Stone Ridge Trust II
Greenspring Fund, Inc.	Stone Ridge Trust III
Guinness Atkinson Funds	Stone Ridge Trust V
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TrimTabs ETF Trust
Horizon Funds	Trust for Professional Managers
Hotchkis & Wiley Funds	Trust for Advised Portfolios
Intrepid Capital Management Funds Trust	USA Mutuals
IronBridge Funds, Inc.	Wall Street EWM Funds Trust
Jacob Funds, Inc.	Westchester Capital Funds
Jensen Portfolio, Inc.	Wisconsin Capital Funds, Inc.
Kirr Marbach Partners Funds, Inc.	YCG Funds
LKCM Funds

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  The Distributor is a wholly-owned subsidiary of U.S. Bancorp, a publicly traded company on the New York Stock Exchange under the ticker symbol USB.

(b)	The following table contains the information required by this Item 32(b) with respect to each director, officer or partner of the Distributor:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Michael Peck(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None

(1) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

Item 33.     Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

Records Relating to:	Are located at:

Registrant’s Investment Adviser	RMB Capital Management, LLC One Parkview Plaza, Suite 700 Oakbrook Terrace, Illinois 60181

Registrant’s Custodian	U.S. Bank N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Registrant’s Transfer Agent, Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Suite 302 Milwaukee, Wisconsin 53202

Registrant’s Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202

Item 34.     Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.     Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Oakbrook Terrace, and State of Illinois, on October 29, 2018.

IRONBRIDGE FUNDS, INC. (Registrant)

By: /s/ Walter H. Clark *
Walter H. Clark
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-lA has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature and Name	Title	Date

/s/ Walter H. Clark	Director, President and CEO	October 29, 2018
Walter H. Clark	(principal executive officer)

/s/ Maher Harb	Treasurer and CFO	October 29, 2018
Maher Harb	(principal financial officer and principal
accounting officer)

/s/Margaret M. Eisen	Director	October 29, 2018
Margaret M. Eisen

/s/ James W. Haugh*	Director	October 29, 2018
James W. Haugh

/s/ James M. Snyder*	Director	October 29, 2018
James M. Snyder

* John G. Davis signs this document on behalf of each of the persons indicated and on the date indicated pursuant to the powers of attorney filed as Exhibit 28(q) to the Registrant’s registration statement file number 333-165633 on June 8, 2010.

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference to:	Filed Herewith	To be filed by Amendment

(a.1)	Registrant’s Articles of Incorporation	Exhibit 28(a) to Registrant’s registration statement filed on Form N-1A on March 23, 2010 (SEC file no. 333-165633)

(a.2)	Articles of Amendment dated May 27, 2010, to the Registrant’s Articles of Incorporation	Exhibit 28(a.2) to Registrant’s pre-effective amendment 1 to its registration statement filed on Form N-1A on June 8, 2010 (SEC file no. 333-165633)

(a.3)	Articles Supplementary to Articles of Incorporation of the Registrant, filed amendment number 4 December 3, 2010	Exhibit 28(a.3) to Registrant’s post-effective amendment number 4 to its registration statement filed on Form N-1A on December 10, 2010 (SEC file no. 333-165633)

(a.4)	Articles Supplementary to Articles of Incorporation of the Registrant, filed August 24, 2012	Exhibit 28(a.4) to Registrant’s post-effective amendment number 9 to its registration statement filed on Form N-1A on October 24, 2013 (SEC file no. 333-165633)

(a.5)	Articles Supplementary to Articles of Incorporation of the Registrant, filed December 18, 2012	Exhibit 28(a.5) to Registrant’s post-effective amendment number 9 to its registration statement filed on Form N-1A on October 24, 2013 (SEC file no. 333-165633)

(b)	Registrant’s By Laws	Exhibit 28(b) to Registrant’s registration statement filed on Form N-1A on March 23, 2010 (SEC file no. 333-165633)

(c)	None

(d.1)	Investment Advisory Agreement between Registrant and RMB Capital Management, LLC	Exhibit 28(d.1) to Registrant’s registration statement filed on Form N-1A on October 30, 2017 (SEC file no. 333-165633)

(d.2)	Investment Advisory Agreement between Registrant and RMB Capital Management, LLC	Exhibit 28(d.3) to Registrant’s registration statement filed on Form N-1A on November 29, 2017 (SEC file no. 333-165633)

(e.1)	Distribution Agreement between the Registrant and Quasar Distributors, LLC	Exhibit 28(e.1) to Registrant’s registration statement filed on Form N-1A on October 30, 2017 (SEC file no. 333-165633)

(f)	None

(g.1)	Form of Custody Agreement between the Registrant and U.S. Bank, N.A.	Exhibit 9 to Registrant’s pre-effective amendment 2 to its registration statement filed on Form N-14 on May 20, 2010 (SEC file no. 333-165976)

(g.2)	Form of First Amendment to Custody Agreement between Registrant and U.S. Bank, N.A., adding the Horizon Fund and Skyline Fund	Exhibit 28(g.2) to Registrant’s post-effective amendment number 4 to its registration statement filed on Form N-1A on December 10, 2010 (SEC file no. 333-165633)

(g.3)	Form of Second Amendment to the Custody Agreement between Registrant and U.S. Bank, N.A.	Exhibit 28(g.3) to Registrant’s post-effective amendment number 5 to its registration statement filed on Form N-1A on October 28, 2011 (SEC file no. 333-165633)

Exhibit No.	Exhibit	Incorporated by Reference to:	Filed Herewith	To be filed by Amendment

(h.1.i)	Form of Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC	Exhibit 13(a) to Registrant’s pre-effective amendment 2 to its registration statement filed on Form N-14 on May 20, 2010 (SEC file no. 333-165976)

(h.1.ii)	Form of First Amendment to Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, adding Horizon Fund and Skyline Fund	Exhibit 28(h.1.ii) to Registrant’s post-effective amendment number 4 to its registration statement filed on Form N-1A on December 10, 2010 (SEC file no. 333-165633)

(h.1.iii)	Form of Second Amendment to Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC	Exhibit 28(h.1.iii) to Registrant’s post-effective amendment number 5 to its registration statement filed on Form N-1A on October 28, 2011 (SEC file no. 333-165633)

(h.1.iv)	Form of Third Amendment to Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC	Exhibit 28(h.1.iv) to Registrant’s post-effective amendment number 5 to its registration statement filed on Form N-1A on October 28, 2011 (SEC file no. 333-165633)

(h.2.i)	Form of Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC	Exhibit 13(b) to Registrant’s pre-effective amendment 2 to its registration statement filed on Form N-14 on May 20, 2010 (SEC file no. 333-165976)

(h.2.ii)	Form of First Amendment to Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, adding Horizon Fund and Skyline Fund	Exhibit 28(h.2.ii) to Registrant’s post-effective amendment number 4 to its registration statement filed on Form N-1A on December 10, 2010 (SEC file no. 333-165633)

(h.2.iii)	Form of Second Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC	Exhibit 28(h.2.iii) to Registrant’s post-effective amendment number 5 to its registration statement filed on Form N-1A on October 28, 2011 (SEC file no. 333-165633)

(h.2.iv)	Form of Third Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC	Exhibit 28(h.2.iv ) to Registrant’s post-effective amendment number 9 to its registration statement filed on Form N-1A on October 24, 2013 (SEC file no. 333-165633)

(h.2.v)	Form of Fourth Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC		X

(h.3.i)	Form of Fund Accounting Agreement between the Registrant and U.S. Bancorp Fund Services, LLC	Exhibit 13(d) to Registrant’s pre-effective amendment 2 to its registration statement filed on Form N-14 on May 20, 2010 (SEC file no. 333-165976)

(h.3.ii)	Form of First Amendment to Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, adding Horizon Fund and Skyline Fund	Exhibit 28(h.4.ii) to Registrant’s post-effective amendment number 4 to its registration statement filed on Form N-1A on December 10, 2010 (SEC file no. 333-165633)

(h.3.iii)	Form of Second Amendment to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC	Exhibit 28(h.3.iii) to Registrant’s post-effective amendment number 5 to its registration statement filed on Form N-1A on October 28, 2011 (SEC file no. 333-165633)

(h.3.iv)	Form of Third Amendment to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC	Exhibit 28(h.3.iv) to Registrant’s post-effective amendment number 9 to its registration statement filed on Form N-1A on October 24, 2013 (SEC file no. 333-165633)

EXHIBITS

Exhibit No.	Exhibit	Incorporated by Reference to:	Filed Herewith	To be filed by Amendment

(h.3.v)	Form of Fourth Amendment to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC		X

(h.4.i)	Expense Cap/Reimbursement Agreement between the Registrant and the Adviser	Exhibit 28(h.4.1) to Registrant’s registration statement filed on Form N-1A on October 30, 2017 (SEC file no. 333-165633)

(h.4.ii)	Extension Agreement between Registrant and the Adviser Regarding the Expense Cap/Reimbursement Agreement with respect to the Small Cap Fund, SMID Fund, and Large Cap Fund		X

(i)	Opinion and Consent of Greenberg Traurig, LLP

(j)	Consent of Ernst & Young, LLP		X

(k)	Omitted Financial Statements – None

(l)	Initial Capital Agreements – None

(m)	Rule 12b-1 Plan – None

(n)	Rule 18f-3 Plan – None

(o)	Reserved

(p.i)	Code of Ethics and Personal Trading Policy for Access Persons of RMC Capital Management, LLC, and Registrant	Exhibit 28(p.1) to Registrant’s registration statement filed on Form N-1A on November 17, 2017 (SEC file no. 333-165633)

(p.ii)	Code of Ethics for Access Persons of Quasar Distributors, LLC	Exhibit 28(p.ii) to Registrant’s post-effective amendment number 11 to its registration statement filed on Form N-1A on October 27, 2014 (SEC file no. 333-165633)

(q)
Powers of Attorney of Walter H. Clark, James W. Haugh, Margaret M. Eisen and James M. Snyder, as Directors of Registrant, and John G. Davis, Maher Harb, Frank A. Passantino, and Krista Rivers, as Officers of Registrant, dated November 16, 2017
Exhibit 28(q) to Registrant’s registration statement filed on Form N-1A on November 17, 2017 (SEC file no. 333-165633)

EXHIBITS